UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant   ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12
NEURAXIS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee paid previously with preliminary materials:
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-(6)(i)(4) and 0-11.

NEURAXIS, INC.
11611 N. Meridian St, Suite 330 Carmel, IN 46032
(812) 689-0791
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be Held on June 10, 2026
To the Stockholders of NeurAxis, Inc.:
NOTICE IS HEREBY GIVEN that the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Neuraxis, Inc., a Delaware corporation (the “Company”), will be held on June 10, 2026 at 9:00 a.m. Eastern Time at 11611 N. Meridian St, Suite 330, Carmel, IN 46032. The meeting will be held for the following purposes:
The principal business of the meeting will be:
1.
To elect six directors to serve until our next annual meeting of the holders of our Common Stock shares and our Series B Preferred Stock shares (the “Stockholders”) or until their successor is duly elected and qualified;

2.	To ratify the appointment of Rosenberg Rich Baker Berman, P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2026;
3.
To approve the amendment to Neuraxis, Inc. 2022 Omnibus Securities and Incentive Plan (the “2022 Plan”) to increase the aggregate number of shares of Common Stock authorized for issuance under the 2022 Plan from 1,482,152 shares to 3,400,000 shares and to amend the 2022 Plan’s annual evergreen increase provision to provide for annual increases beginning January 1, 2027 and ending on and including January 1, 2033, in lieu of the prior annual increase period ending on January 1, 2031;

4.	To approve the Neuraxis, Inc. 2025 Employee Stock Purchase Plan
5.	To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.
You may vote if you were the record owner of shares of the Company’s Common Stock or shares of the Company’s Series B Preferred Stock, at the close of business on April 14, 2026. The board of directors of the Company has fixed the close of business on April 14, 2026 as the record date (the “Record Date”) for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof.
As of the Record Date, there were 11,505,421 shares of Common Stock and entitled to vote at the Annual Meeting. The holders of our Common Stock are entitled to one vote per share they hold.
As of the Record Date, there were 3,796,907 shares of Series B Preferred Stock outstanding. Each holder of Series B Preferred Stock is entitled to cast the number of votes equal to the number of whole shares of common stock into which the shares of Series B Preferred Stock held by such holder are convertible. Solely for purposes of voting rights, the conversion price is $3.80 per share. The 3,796,907 shares of Series B Preferred Stock outstanding are held by twenty-one (21) holders. The total number of votes outstanding is 2,378,059 (based on the $3.80 per share voting conversion price). Holders of our Common Stock and Series B Preferred Stock will vote together as a single class on all matters described in this proxy statement (the “Proxy Statement”).
All Stockholders are cordially invited to attend the Annual Meeting. Stockholders who plan to attend the Annual Meeting in person must notify the Company at least 24 hours prior to the Annual Meeting by contacting the Company’s Chief Executive Officer, Brian Carrico, at (812) 689-0791, or bcarrico@neuraxis.com. Whether you plan to attend the Annual Meeting or not, you are requested to vote over the Internet, by telephone, or, if you request a paper copy of the proxy materials and receive a proxy card, by mail. Voting by using the aforementioned methods will not prevent you from voting at the annual meeting.

YOUR VOTE AT THE ANNUAL MEETING IS IMPORTANT
Your vote is important. Please vote as promptly as possible even if you plan to attend the Annual Meeting.
For information on how to vote your shares, please see the instruction from your broker or other fiduciary, as applicable, as well as “How Do I Vote?” in the Proxy Statement accompanying this notice.
We encourage you to vote over the Internet, by telephone, or, if you request a paper copy of the proxy materials and receive a proxy card, by mail.
If you have questions about voting your shares, please contact Timothy Henrichs at Neuraxis, Inc., at 11611 N. Meridian St, Suite 330, Carmel, IN 46032, telephone number (812) 689-0791, email: thenrichs@neuraxis.com.
If you decide to change your vote, you may revoke your proxy in the manner described in the attached Proxy Statement at any time before it is voted.
We urge you to review the accompanying materials carefully and to vote as promptly as possible. We are providing proxy material access to our Stockholders via the Internet at www.proxyvote.com. Please give the proxy materials your careful attention.
By Order of the Board of Directors of NeurAxis, Inc.

Sincerely,

/s/ Brian Carrico
Brian Carrico, Chief Executive Officer

Date: April 28, 2026

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 10, 2026
The Notice of 2026 Annual Meeting of Stockholders, Proxy Statement and 2025 Annual Report to Stockholders are available at www.proxyvote.com.
Your vote is important. We encourage you to review all of the important information contained in the proxy materials before voting.
i

REFERENCES TO ADDITIONAL INFORMATION
This Proxy Statement incorporates important business and financial information about Neuraxis, Inc. that is not included in or delivered with this document. You may obtain this information without charge through the Securities and Exchange Commission (“SEC”) website (www.sec.gov) or upon your written or oral request by contacting the Investor Relations department of Neuraxis, Inc., at 11611 N. Meridian St, Suite 330, Carmel, IN 46032, telephone number (812) 689-0791, email: shamsian@lythampartners.com.
To ensure timely delivery of these documents, any request should be made no later than May 27, 2026 to receive them before the Annual Meeting.
For additional details about where you can find information about Neuraxis, Inc., please see the section entitled “Where You Can Find More Information about the Company” in this Proxy Statement.
NeurAxis, Inc.
11611 N. Meridian St, Suite 330
Carmel, IN 46032
(812) 689-0791
ii

2026 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 10, 2026
GENERAL INFORMATION ABOUT THE ANNUAL MEETING
This Proxy Statement, along with the accompanying notice of the 2026 Annual Meeting of Stockholders, contains information about the 2026 Annual Meeting of Stockholders of Neuraxis, Inc., including any adjournments or postponements thereof (referred to herein as the “Annual Meeting”). We are holding the Annual Meeting at 9:00 am Eastern Time on June 10, 2026 or such later date or dates as such Annual Meeting date may be adjourned or postponed at 11611 N. Meridian St, Suite 330, Carmel, IN 46032.
In this Proxy Statement, we refer to Neuraxis, Inc. as “Neuraxis,” the “Company,” “we,” “us,” or “our.”
Who may attend and how to attend
Our board of directors of the Company (referred to herein as the “Board of Directors” or the “Board”) has fixed the close of business on April 14, 2026 as the record date for a determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof (the “Record Date”). Each share of Common Stock represents one vote to be voted on each matter presented at the Annual Meeting. Each share of Series B Preferred Stock represents the number of votes equal to the number of whole shares of Common Stock into which the shares of Series B Preferred Stock held by such stockholder are convertible as of the record date for determining stockholders entitled to vote on such matter, subject to a maximum voting percentage cap of between 4.99% and 19.99% of the votes outstanding set at the discretion of each holder of Series B Preferred Stock. Record holders and beneficial owners may attend the Annual Meeting.
Beneficial Owners
If you were a beneficial owner of record as of the Record Date (i.e., you held your shares in an account at a brokerage firm, bank or other similar agent), you will need to obtain a legal proxy from your broker, bank or other agent. Once you have received a legal proxy from your broker, bank or other agent, it should be emailed to the Company, and should be labeled “Legal Proxy” in the subject line. Please include proof from your broker, bank or other agent of your legal proxy (e.g., a forwarded email from your broker, bank or other agent with your legal proxy attached, or an image of your valid proxy attached to your email). Requests for registration must be received by the Company no later than 5:00 p.m. Eastern Time on June 3, 2026. You will then receive a confirmation of your registration, with a control number, by email from bcarrico@neuraxis.com. When you arrive at the meeting, present your unique 12-digit control number.
Who Can Vote?
Stockholders who owned Common Stock or Series B Preferred Stock at the close of business on April 14, 2026 (the “Record Date”), are entitled to vote at the Annual Meeting.
As of the Record Date, there were 11,505,421 shares of Common Stock and entitled to vote at the Annual Meeting. The holders of our Common Stock are entitled to one vote per share they hold.
As of the Record Date, there were 3,796,907 shares of Series B Preferred Stock outstanding. Each holder of Series B Preferred Stock is entitled to cast the number of votes equal to the number of whole shares of common stock into which the shares of Series B Preferred Stock held by such holder are convertible. Solely for purposes of voting rights, the conversion price is $3.80 per share. The 3,796,907 shares of Series B Preferred Stock outstanding are held by twenty-one (21) holders. The total number of votes outstanding is 2,378,059 (based on the $3.80 per share voting conversion price).
You do not need to attend the Annual Meeting to vote your shares. Shares represented by valid proxies, received in time for the Annual Meeting and not revoked prior to the Annual Meeting, will be voted at the Annual Meeting. A Stockholder may revoke a proxy before the proxy is voted by delivering to our Secretary a signed statement of revocation or a duly executed proxy card bearing a later date. Any Stockholder who has executed a proxy card but attends the Annual Meeting may revoke the proxy and vote at the Annual Meeting.
How Many Votes Do I Have?
Each holder of Common Stock is entitled to one vote per share they hold. Each holder of Series B Preferred Stock is entitled to cast the number of votes equal to the number of whole shares of common stock into which the shares of

Series B Preferred Stock held by such holder are convertible. Solely for purposes of voting rights, the conversion price is $3.80 per share. Holders of our Common Stock shares and Series B Preferred Stock shares (referred to collectively as the “Shares”) will vote together as a single class.
How Do I Vote?
Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All Shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet or telephone. You may specify whether your Shares should be voted for or against each nominee for director, and whether your Shares should be voted for, against or abstain with respect to each of the other proposals. Except as set forth below, if you properly submit a proxy without giving specific voting instructions, your Shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the Annual Meeting. If your Shares are registered directly in your name through our stock transfer agent, Vstock Transfer, LLC, or you have stock certificates, you may vote:
•	By Internet or by telephone. Follow the instructions you received to vote by Internet or telephone.
•
By mail. If you request a paper copy of the proxy materials and receive a proxy card, by mail. If you sign the proxy card but do not specify how you want your Shares voted, they will be voted as recommended by the Board.

If your Shares are held in “street name” (held in the name of a bank, broker or other nominee), you must provide the bank, broker or other nominee with instructions on how to vote your Shares and can do so as follows:
•	By Internet or by telephone. Follow the instructions you receive from your broker to vote by Internet or telephone.
•	By mail. You will receive instructions from your broker or other nominee explaining how to vote your Shares.
If you are a beneficial owner of Shares held in street name and do not provide the organization that holds your Shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your Shares may generally vote on routine matters, but cannot vote on non-routine matters.
How Does The Board Recommend That I Vote On The Proposals?
The Board recommends that you vote as follows:
“FOR” the election of the Board nominees as directors;
“FOR” the ratification of the appointment of Rosenberg Rich Baker Berman, P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2026;
“FOR” the approval of the amendment to Neuraxis, Inc. 2022 Omnibus Securities and Incentive Plan (the “2022 Plan”) to increase the aggregate number of shares of Common Stock authorized for issuance under the 2022 Plan from 1,482,152 shares to 3,400,000 shares and to amend the 2022 Plan’s annual evergreen increase provision to provide for annual increases beginning January 1, 2027 and ending on and including January 1, 2033, in lieu of the prior annual increase period ending on January 1, 2031;
“FOR” the approval of the Neuraxis, Inc. 2025 Employee Stock Purchase Plan, and
“FOR” the approval of the adjournment of the Annual Meeting, if necessary or advisable, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes to approve the foregoing proposals.
If any other matter is presented, the proxy card provides that your Shares will be voted by the proxy holder listed on the proxy card in accordance with his or her best judgment. At the time this Proxy Statement was printed, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this Proxy Statement.

May I Change or Revoke My Proxy?
If you give us your proxy, you may change or revoke it at any time before the Annual Meeting. You may change or revoke your proxy in any one of the following ways:
•	by signing a new proxy card and submitting it as instructed above;
•	by re-voting by Internet or by telephone as instructed above - only your latest Internet or telephone vote will be counted;
•	if your Shares are registered in your name, by notifying the Company’s Secretary in writing before the Annual Meeting that you have revoked your proxy; or
•	by attending the Annual Meeting and voting; however, attending the Annual Meeting will not in and of itself revoke a previously submitted proxy unless you specifically request it.
What If I Receive More Than One Proxy Card?
You may receive more than one proxy card or voting instruction form if you hold Shares in more than one account, which may be in registered form or held in street name. Please vote in the manner described under “How Do I Vote?” on the proxy card for each account to ensure that all of your Shares are voted.
What is a Broker Non-Vote?
If your Shares are held in a fiduciary capacity (typically referred to as being held in “street name”), you must instruct the organization that holds your Shares how to vote your Shares. If you sign your proxy card but do not provide instructions on how your broker should vote on “routine” proposals, your broker will vote your Shares as recommended by the Board. If you do not provide voting instructions, your Shares will not be voted on any “non-routine” proposals. This vote is called a “broker non-vote.”
New York Stock Exchange (“NYSE”) Rule 452 and Section 402.8 of the NYSE Listed Company Manual which regulate broker voting in connection with certain listed companies, including companies listed on the NYSE American, LLC exchange (“NYSE American”), prohibit broker discretionary voting on a variety of matters, including, but not limited to, the election of directors for shares held in client accounts when the broker has not timely received voting instructions from the client as well as on matters related to executive compensation.
Rule 451 and Rule 452(19) of the NYSE provides that if you fail to instruct the record owner how to vote by the tenth (10th) day before the meeting, the record owner is not permitted to vote your shares in its discretion on your behalf for the election of directors even in uncontested elections or on matters related to executive compensation but is permitted to vote your shares in its discretion on your behalf on specified routine items.
NYSE American exchange rules also determine whether other proposals presented at the stockholder meetings are routine or not routine. If your holdings of our common shares are held in street name, under the rules of the NYSE your broker or other nominee may vote your shares on certain routine matters, if you do not provide such record holder with voting instructions.
Proposals One, Three, and Four are considered to be “non-routine” under the NYSE rules such that your broker, bank or other agent may not vote your shares on those proposals in the absence of your voting instructions. Conversely, Proposals Two and Five are considered to be “routine” under the NYSE rules and thus if you do not return voting instructions to your broker, your shares may be voted by your broker in its discretion on Proposals Two and Five.

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal One: Election of Directors
A plurality of the Shares present or represented by proxy is required to elect the nominees as directors. Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.

Proposal Two: Ratification of the appointment of Rosenberg Rich Baker Berman, P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2026.
The affirmative vote of a majority of the Shares present or represented by proxy and entitled to vote on the subject matter at the Annual Meeting is required to ratify the appointment of Rosenberg Rich Baker Berman, P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2026. This means that the votes cast by the Stockholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal. If a Stockholder votes to “ABSTAIN,” it has the same effect as a vote “AGAINST.” If you are a beneficial owner, your broker, bank or other nominee may vote your Shares on this proposal without receiving voting instructions from you.

Proposal Three: To approve approve the amendment to Neuraxis, Inc. 2022 Omnibus Securities and Incentive Plan (the “2022 Plan”) to increase the aggregate number of shares of Common Stock authorized for issuance under the 2022 Plan from 1,482,152 shares to 3,400,000 shares and to amend the 2022 Plan’s annual evergreen increase provision to provide for annual increases beginning January 1, 2027 and ending on and including January 1, 2033, in lieu of the prior annual increase period ending on January 1, 2031.

The affirmative vote of a majority of the Shares present or represented by proxy and entitled to vote on the subject matter at the Annual Meeting is required to approve this proposal. This means that the votes cast by the Stockholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal. If a Stockholder votes to “ABSTAIN,” it has the same effect as a vote “AGAINST.” Broker non-votes will have no effect on the outcome of this proposal.

Proposal Four: To approve the Neuraxis, Inc. 2025 Employee Stock Purchase Plan
The affirmative vote of a majority of the Shares present or represented by proxy and entitled to vote on the subject matter at the Annual Meeting is required to approve this proposal. This means that the votes cast by the Stockholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal. If a Stockholder votes to “ABSTAIN,” it has the same effect as a vote “AGAINST.” Broker non-votes will have no effect on the outcome of this proposal.

Proposal Five: Authorization to adjourn the Annual Meeting
The affirmative vote of a majority of the Shares present or represented by proxy and entitled to vote on the subject matter at the Annual Meeting is required to approve this proposal. This means that the votes cast by the Stockholders “FOR” the approval of the proposal must exceed the number of votes cast “AGAINST” the approval of the proposal. If a Stockholder votes to “ABSTAIN,” it has the same effect as a vote “AGAINST.” Broker non-votes will have no effect on the outcome of this proposal.

What Constitutes a Quorum for the Annual Meeting?
The presence, in person or by proxy, of the holders of a majority of the shares of stock, issued and outstanding and entitled to vote, constitutes a quorum at the Annual Meeting. Therefore, 6,941,741 votes will constitute a quorum. Votes of Stockholders of record who are present at the Annual Meeting or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.
Do I Have Dissenters’ Rights of Appraisal?
The Company’s Stockholders do not have appraisal rights under Delaware law or under the Company’s governing documents with respect to the matters to be voted upon at the Annual Meeting.
Notice and Access
As permitted by the SEC, we are furnishing to Stockholders our Notice of the Annual Meeting, this Proxy Statement and our Annual Report primarily over the internet. On or about April 28, 2026, we will mail to each of our Stockholders (other than those who previously requested electronic delivery or previously elected to receive delivery of a paper copy of the proxy materials) a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) containing instructions on how to access and review the proxy materials via the internet and how to submit a proxy electronically using the internet.
The Notice of Internet Availability also contains instructions on how to receive, free of charge, paper copies of the proxy materials. If you received the Notice of Internet Availability, you will not receive a paper copy of the proxy materials unless you request one.
We believe the delivery options that we have chosen will allow us to provide our Stockholders with the proxy materials they need, while minimizing the cost of the delivery of the materials and the environmental impact of printing and mailing paper copies.
Householding of Annual Disclosure Documents
The Securities and Exchange Commission (the “SEC”) previously adopted a rule concerning the delivery of annual disclosure documents. We have adopted a procedure approved by the SEC called “householding.” Under this procedure, we are permitted to deliver a single copy of the Notice of Internet Availability and, if a Stockholder requested printed versions by mail, our proxy materials, including this proxy statement and our annual report, to Stockholders sharing the same address who did not otherwise notify us of their desire to receive multiple copies of our proxy materials. Householding allows us to reduce our printing and postage costs and limits the volume of duplicative information received at your household. A separate proxy card will continue to be mailed for each registered Stockholder account who requests a paper copy of the proxy materials.
We will promptly deliver, upon oral or written request, a separate copy of the Notice of Internet Availability and, if a Stockholder requested printed versions by mail, the proxy materials to any Stockholder residing at an address to which only one copy was mailed. If you wish to receive an additional copy of the Notice of Internet Availability or our proxy materials, or if you received multiple copies and wish to request householding in the future, you may make such request by writing to our Corporate Secretary at 11611 N. Meridian St, Suite 330, Carmel, IN 46032.
If you are a street name holder and wish to revoke your consent to householding and receive separate copies of our proxy materials for the annual meeting of Stockholders this year or future years, you may call Broadridge Investor Communications Services toll-free at (866) 540-7095 or write to them c/o Householding Department, 51 Mercedes Way, Edgewood, New York 11717.
Who is Paying for this Proxy Solicitation?
The Company is paying the cost of preparing, printing and mailing these proxy materials. In addition to mailed proxy materials, our directors, officers and employees may also solicit proxies in person, by telephone, or by other means of communication. We will not pay our directors, officers and employees any additional compensation for soliciting proxies. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. We do not intend, but reserve the right, to use the services of a third party solicitation firm to assist us in soliciting proxies.

Who will Count the Votes?
A representative from Broadridge will act as the inspector of election and count the votes.
When are Stockholder Proposals due for Next Year’s Annual Meeting?
At our annual meeting each year, our Board submits to Stockholders its nominees for election as directors. In addition, the Board may submit other matters to the Stockholders for action at the annual meeting.
Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Stockholders may present proper proposals for inclusion in the Company’s proxy statement for consideration at the 2026 annual meeting of Stockholders by submitting their proposals to the Company in a timely manner. These proposals must meet the Stockholder eligibility and other requirements of the SEC. To be considered for inclusion in next year’s proxy materials, you must submit your proposal in writing no later than April 10, 2027 to the Company at Neuraxis, Inc., 11611 N. Meridian St, Suite 330, Carmel, IN 46032; provided, however, if the date of the Annual Meeting is convened more than 30 days before, or delayed by more than 30 days after the first anniversary of this Annual Meeting, a Stockholder proposal must be submitted in writing to the Company not less than 10 calendar days after the date the Company shall have mailed notice to its Stockholders of the date that the annual meeting of Stockholders will be held or shall have issued a press release or otherwise publicly disseminated notice that an annual meeting of Stockholders will be held and the date of the meeting.
What Interest Do Officers and Directors Have in Matters to Be Acted Upon?
None of the members of the Board and none of the executive officers of the Company have any interest in any proposal that is not shared by all other Stockholders of the Company except for Proposal One regarding the nomination of members to the Board.
Where Can I Find the Voting Results of the Annual Meeting?
We will announce preliminary voting results at the annual meeting. We will also disclose voting results in a current report on Form 8-K filed with the SEC within four business days after the Annual Meeting, which will be available on our website.
WHERE YOU CAN FIND MORE INFORMATION ABOUT THE COMPANY
The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. You can read and copy any materials that the Company files with the SEC, which you can access over the Internet at http://www.sec.gov. The Company’s website address is https://neuraxis.com/. Information contained on, or that can be accessed through, the Company’s website is not a part of this Proxy Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information known to us with respect to the beneficial ownership of our common stock as of April 14, 2026 based on 11,505,421 shares of common stock outstanding. In addition, holders of Series B Preferred Stock are entitled to an additional 2,378,059 votes (solely for purposes of voting rights, the conversion price is $3.80 per share. Therefore, the total votes of the Company’s currently outstanding securities is 13,883,480 votes, subject to a maximum voting percentage cap of between 4.99% and 19.99% of the votes outstanding set at the discretion of each holder of Series B Preferred Stock.
We have determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities as well as any common stock that the person has the right to acquire within 60 days of April 14, 2026 through the exercise of stock options or other rights. These shares are deemed to be outstanding and beneficially owned by the person holding those options for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

	Beneficially Ownership Common Stock
	Shares	Percentage	Percentage of Voting Power
Name of beneficial owner 5% shareholders:
Brian P. Hannasch(1)	1,219,374	10.6%	8.8%
Rosalind Master Fund LP(2)(8)	1,184,210	9.3%	7.9%
Bigger Capital Fund LP(3)	832,321	7.2%	6.0%
Named executive officers and directors:
Brian Carrico(4)	348,178	2.9%	2.5%
Timothy Henrichs	7,593	*	*
Adrian Miranda(5)	337,204	2.9%	2.4%
Thomas Carrico(6)	311,903	2.6%	2.2%
Christopher Robin Brown	1,044,617	9.1%	7.5%
Bradley Mitch Watkins	46,335	*	*
Beth Keyser	46,335	*	*
Kristin Ferge	35,938	*	*
Gilad Aharon(7)	412,778	3.6%	3.0%
All executive officers and directors as a group (nine (9) persons)	2,590,881	21.1%	17.6%

*	Less than 1%.
(1)	Shares of common stock beneficially owned consist of (i) 1,206,522 shares of common stock and (ii) warrants to purchase 12,852 shares of common stock.
(2)
The business address for Rosalind Master Fund LP is c/o Rosalind Advisors, Inc., 15 Wellesley Street West, Suite 326, Toronto, ON, Canada M4Y 0G7. Shares of beneficially owned common stock consist of 1,890,756 shares of common stock issuable upon conversion of 1,890,756 shares of Series B Preferred Stock, subject to an ownership cap of 9.99%, which equals 1,184,210 shares. 1,890,756 shares of Series B Preferred Stock entitle Rosalind Master Fund LP to 1,184,208 votes, subject to a maximum percentage of 9.99%.

(3)
The business address for Bigger Capital Fund LP is 11700 West Charleston Boulevard 170-659, Las Vegas, NV 89135. Shares of common stock beneficially owned consist of (i) 766,183 shares of common stock and (ii) warrants to purchase 66,138 shares of common stock.

(4)	Shares of common stock beneficially owned consist of (i) 28,178 shares of common stock and (ii) 320,000 stock options.
(5)	Shares of common stock beneficially owned consist of 337,204 stock options.
(6)	Shares of common stock beneficially owned consist of (i) 5,667 shares of common stock and (ii) 306,236 stock options.
(7)
Shares of common stock beneficially owned consist of (i) 307,736 shares of common stock and (ii) 105,042 shares of common stock issuable upon conversion of 105,042 shares of Series B Preferred Stock. 105,042 shares of Series B Preferred Stock entitle Gil Aharon to 105,042 votes.

(8)	Mr. Aharon has indirect ownership over Rosalind Master Fund LP.

PROPOSAL ONE:
ELECTION OF DIRECTORS
The Company’s Board of Directors is currently comprised of six authorized directors. A total of six directors will be elected at the Annual Meeting to serve until the next annual meeting of Stockholders, or until their successors are duly elected and qualified.
The nominees have consented to serve if elected. We expect that the nominees will be available for election, but if they are not candidates at the time the election occurs, such proxy will be voted for the election of another nominee to be designated by the Board to fill any such vacancy.
Biographical and certain other information concerning the Company’s nominees for election to the Board is set forth below. Our directors are not directors in any other reporting companies. We are not aware of any proceedings to which our directors, or any associate of our directors are a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.

Name	Age	Position
Brian Carrico	44	President, Chief Executive Officer, and Director
Dr. Christopher Robin Brown	72	Director
Bradley Mitch Watkins	51	Director and Chairman of the Board
Beth Keyser	57	Director
Kristin Ferge	52	Director
Dr. Gilad Aharon	52	Director

Brian Carrico, President, Chief Executive Officer and Director
Brian Carrico joined the Company in 2012. During his tenure, Mr. Carrico has held multiple leadership positions of increasing responsibility, including Vice President of Sales and President before becoming CEO on January 1, 2018. As an early employee in the Company’s life cycle, Mr. Carrico was instrumental in setting the strategic agenda for the Company, raising start-up capital, championing new product development, and bringing the Company’s technology to market. Prior to joining Neuraxis, Mr. Carrico worked selling in the operating room at Bard Medical and in the Cath lab at St. Jude Medical. He attended Indiana State University and holds a Bachelor of Science in Business Marketing.
Dr. Christopher Robin Brown, Director
Dr. Chirstopher Robin Brown is a co-founder of the Company. He developed clinical protocol, initial practice guidelines, designed and implemented the practitioner certification program and personally financed the first two years of the Company. After developing the technique of transillumination to isolate auricular neurovascular bundles, he authored and designed the initial studies establishing neurovascular and tissue energy transfer theories upon which the devices’ use are based. Dr. Brown is listed as the sole or principal inventor on all Neuraxis patents and is currently active in further device development working closely with compliance, product design and engineering.
Upon graduation from the Indiana University School of Dentistry in 1982, while serving as clinic chief in the United States Army Reserve (USAR) dental corps at Fort Benjamin Harrison in Indianapolis, Indiana, Dr. Brown started a private practice (current) concentrating in head, neck, and facial pain developing the first hospital based facial pain clinic in Indiana. He received his master’s degree in Biomechanical Trauma in 1996 from Lynn University, one of only 12 dentists in the United States to hold the combination of DDS and MPS degrees. Dr. Brown has authored several textbook chapters, published peer reviewed articles on the physics of soft tissue trauma, pain, financial management, was regional editor for a national facial pain management Journal, and has lectured extensively nationally and internationally. He served on the Board of Directors of the American Academy of Pain Management for 15 years, helping grow the organization from 800 members to over 5,000. Throughout his tenure, he developed educational tracks, served as Industry liaison, one term as treasurer and one term as President. He served on the national board of The Alliance of TMD practitioners, serving one term as president.
Throughout his career, Dr. Brown has been active in the purchasing and management of several destressed clinics and re-structuring them into profitable enterprises. He has performed extensive volunteer work overseas providing surgical care in the Dominican Republic, local dental clinics serving the underprivileged, and recently provided dental screenings for the deployment of soldiers in the USAR and National Guard.

Bradley Mitch Watkins, Director and Chairman of the Board
Bradley Mitch Watkins has overseen four companies through their early commercialization periods within the medical device sector over the last 20 years. He has directly reported to the CEO or board of directors and operated as the lead for all field operations. Over his 20 years in a multitude of medical device markets, Mr. Watkins has overseen $410 million in company acquisitions in an array of leadership roles. He has thrived in early commercialization, recruitment, and strategic company direction. These duties have groomed Mr. Watkins with a wide array of responsibilities beyond sales, including marketing, clinical study design, manufacturing, R&D, FDA submissions, and fiscal oversight. Mr. Watkins has been the National Sales Manager of Terumo Interventional Systems since 2015, where he has led multiple new technology sales teams within the peripheral IV and Electrophysiology markets. Mr. Watkins received his bachelor’s degree in behavioral science from the University of Maryland.
Beth Keyser, Director
With more than 20 years of experience in executive roles in population health, Beth Keyser is skilled at understanding the unique, complex needs of multiple market segments and devises solutions that meet their specific goals. Ms. Keyser is the President, BCBS of Indiana at Anthem, Inc. since 2020. From 2018 to 2020, Ms. Keyser served as the President, Create at Brighton Health Plan Solutions. From 2015 to 2020, Ms. Keyser served as the Senior Vice President, International and Hawaii Markets at Sharecare, Inc. Ms. Keyser received her master’s degree in Executive Master of Science, Health Administration, from University of Alabama at Birmingham.
Kristin Ferge, Director
Kristin Ferge has been President and Chief Financial Officer of Capri Communities and Bridges Home Healthcare, a Wisconsin-based privately held senior living corporation, since 2016. Prior to joining Capri, Ms. Ferge was an executive for 18 years with Brookdale Senior Living Inc. or one of its predecessors. Ms. Ferge ended her tenure at Brookdale, a publicly traded senior living company, as Executive Vice President, Treasurer, and Chief Accounting Officer. Prior to Brookdale, Ms. Ferge was an auditor with KPMG. Ms. Ferge is a certified public accountant.
Gilad Aharon, Ph.D.
Dr. Aharon is a co-founder of and has served as a Portfolio Manager at Rosalind Advisors, Inc., since 2006. Dr. Aharon holds a Ph.D. in Biophysics and Molecular Biology from the University of Toronto. Prior to co-founding Rosalind Advisors, Dr. Aharon worked as an equity analyst at Infinium Securities Inc.
Family Relationships
Brian Carrico, our Chief Executive Officer and Director, is the son of Dr. Carrico, our Chief Regulatory Officer. There are no other family relationships between or among any of our executive officers or other directors.
10b5-1 Trading Plans
None.
Involvement in Legal Proceedings
We are not aware of any of our directors or officers being involved in any legal proceedings in the past ten years relating to any matters in bankruptcy, insolvency, criminal proceedings (other than traffic and other minor offenses) or being subject to any of the items set forth under Item 401(f) of Regulation S-K.
Vote Required
A plurality of the Shares present or represented by proxy and entitled to vote on the subject matter at the Annual Meeting is required to elect the nominees as directors.
THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED ABOVE, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

CORPORATE GOVERNANCE
Our Board of Directors
Director Independence
Our board of directors consists of six (6) members. Our board of directors determined that Bradley Mitch Watkins, Beth Keyser, Kristin Ferge, and Dr. Gilad Aharon qualify as independent directors under applicable SEC and NYSE American rules. Specifically, our board of directors undertook a review of the independence of each director. Based on information provided by each director concerning his or her background, employment, and affiliations, our board of directors determined that each of Bradley Mitch Watkins, Beth Keyser, Kristin Ferge, and Dr. Gilad Aharon does not have relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that Bradley Mitch Watkins, Beth Keyser, Kristin Ferge, and Dr. Gilad Aharon are “independent” as that term is defined under applicable SEC and NYSE American rules. In making these determinations, our board of directors considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our board of directors deemed relevant in determining their independence, including the beneficial ownership of our shares by each non-employee director and the transactions described in “Certain Relationships and Related Party Transactions.”
Director Compensation
Directors who are also full-time officers or employees of our company receive no additional compensation for serving as directors. All non-employee directors receive compensation in accordance with our non-employee director compensation policy, described below.
The following table sets forth information with respect to compensation for services in all capacities to us and our subsidiaries earned by our directors, who are not full-time officers or employees, who served during the year ended December 31, 2025.
The following table presents the compensation awarded to or earned by or paid to all individuals who served as non-employee directors during the year ended December 31, 2025. We do not provide additional compensation to directors who are our employees for also serving as a director.

Name	Year	Fees Earned ($)	Stock Awards Earned ($)	Total ($)
Bradley M. Watkins	2025	60,537	50,000	110,537
	2024	60,000	50,000	110,000
Beth Keyser	2025	60,000	50,000	110,000
	2024	60,000	50,000	110,000
Kristin Ferge(1)	2025	65,004	50,000	115,004
	2024	49,151	40,959	90,110
Gilad Aharon(2)	2025	60,883	50,000	110,883
	2024	—	—	—
Timothy Henrichs(3)	2025	—	—	—
	2024	5,260	4,384	9,644

(1)	Kristin Ferge was appointed to the board of directors on March 7, 2024.
(2)	Gilad Aharon was appointed to the board of directors on January 1, 2025.
(3)	On January 30, 2024, Timothy R. Henrichs resigned as a member of the board of directors, effective February 2, 2024 and became the Company’s Chief Financial Officer.
Board Committees
Our board of directors established an Audit Committee; Compensation Committee; and Nominating and Corporate Governance Committee. Our board of directors adopted a charter for each of these committees, which complies with the applicable requirements of listing standards of the NYSE American. We intend to comply with future requirements to the extent they are applicable to us. Copies of the charters for each committee are available on our website (https://neuraxis.com/). The inclusion of our website address in this proxy statement is an inactive textual reference only.

Audit Committee
The Audit Committee, among other things, is responsible for:
•	appointing; approving the compensation of; overseeing the work of; and assessing the independence, qualifications, and performance of the independent auditor;
•	reviewing the internal audit function, including its independence, plans, and budget;
•	approving, in advance, audit and any permissible non-audit services performed by our independent auditor;
•	reviewing our internal controls with the independent auditor, the internal auditor, and management;
•	reviewing the adequacy of our accounting and financial controls as reported by the independent auditor, the internal auditor, and management;
•	overseeing our financial compliance system; and
•	overseeing our major risk exposures regarding the Company’s accounting and financial reporting policies, the activities of our internal audit function, and information technology.
The board of directors has affirmatively determined that each member of the Audit Committee meets the additional independence criteria applicable to audit committee members under SEC rules and listing standards of the NYSE American. All members of the Audit Committee are able to read and understand fundamental financial statements, are familiar with finance and accounting practices and principles and are financially literate. The board of directors has adopted a written charter setting forth the authority and responsibilities of the Audit Committee. The board of directors has affirmatively determined that each member of the Audit Committee is financially literate, and that Kristin Ferge meets the qualifications of an Audit Committee financial expert.
The Audit Committee consists of Kristin Ferge, Bradley Mitch Watkins, and Beth Keyser and Ms. Ferge serves as chair of the Audit Committee. The functioning of the Audit Committee complies with the applicable requirements of the rules and listing standards of the NYSE American and the SEC.
Compensation Committee
The Compensation Committee is responsible for:
•	reviewing and making recommendations to the Board with respect to the compensation of our officers and directors, including the CEO;
•	overseeing and administering the Company’s executive compensation plans, including equity-based awards;
•	negotiating and overseeing employment agreements with officers and directors; and
•	overseeing how the Company’s compensation policies and practices may affect the Company’s risk management practices and/or risk-taking incentives.
The Compensation Committee consists of Dr. Gil Aharon, Bradley Mitch Watkins, Beth Keyser, and Kristin Ferge, and Dr. Aharon serves as chair of the Compensation Committee. The board of directors has affirmatively determined that each member of the Compensation Committee meets the independence criteria applicable to compensation committee members under SEC rules and listing standards of the NYSE American. The Company believes that the composition of the Compensation Committee meets the requirements for independence under, and the functioning of such Compensation Committee comply with, any applicable requirements of the rules and regulations of listing standards of the NYSE American and the SEC.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee, among other things, is responsible for:
•	reviewing and assessing the development of the executive officers and considering and making recommendations to the Board regarding promotion and succession issues;
•	evaluating and reporting to the Board on the performance and effectiveness of the directors, committees and the board of directors as a whole;
•	working with the Board to determine the appropriate and desirable mix of characteristics, skills, expertise and experience, including diversity considerations, for the full Board and each committee;

•	annually presenting to the Board a list of individuals recommended to be nominated for election to the board;
•	reviewing, evaluating, and recommending changes to the Company’s committee charters;
•	recommending to the Board individuals to be elected to fill vacancies and newly created directorships;
•	overseeing the Company’s compliance program, including the Code of Conduct; and
•
overseeing and evaluating how the Company’s corporate governance and legal and regulatory compliance policies and practices, including leadership, structure, and succession planning, that may affect the Company’s major risk exposures.

The Nominating and Corporate Governance Committee consists of Bradley Mitch Watkins, Beth Keyser, and Kristin Ferge and Ms. Keyser serves as chair of the Nominating and Corporate Governance Committee. The Company’s board of directors has determined that each member of the Nominating and Corporate Governance Committee is independent within the meaning of the independent director requirements for independence under the NYSE American listing standards and SEC rules and regulations.
Compensation Committee Interlocks and Insider Participation
None of the Company’s executive officers serves, or in the past has served, as a member of the board of directors or compensation committee, or other committee serving an equivalent function, of any entity that has one or more executive officers who serve as members of the Company’s board of directors or its compensation committee. None of the members of the Company’s compensation committee is, or has ever been, an officer or employee of the Company.
Code of Business Conduct and Ethics
The Company’s board of directors has adopted a code of business conduct and ethics (“Code of Conduct”) applicable to its employees, directors and officers, in accordance with applicable U.S. federal securities laws and the corporate governance rules of the NYSE American. The Code of Conduct is effective and is publicly available on the Company’s website. Any substantive amendments or waivers of the Code of Conduct may be made only by the Company’s board of directors and will be promptly disclosed as required by applicable U.S. federal securities laws and the corporate governance rules of the NYSE American.
Insider Trading Policy
The Company has an Insider Trading Policy governing all transactions in the Company’s securities by the Company’s directors, officers, and employees. The Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable listing standards.
Indemnification and Insurance
Our Certification of Incorporation and our bylaws provide that we shall indemnify our directors and officers against all actions, proceedings, costs, charges, expenses, losses, damages or liabilities incurred or sustained by such director or officer, other than such liability (if any) that he or she may incur by reason of his or her own actual fraud or willful default, in connection with the execution or discharge of his or her duties, powers, authorities or discretions as a director or officer of the Company.
The Company maintains directors’ and officers’ liability insurance insuring its directors and officers against liability for acts or omissions in their capacities as directors or officers, subject to certain exclusions. Such insurance may also insure the Company against losses, which it may incur in indemnifying its officers and directors. In addition, officers and directors also have indemnification rights under applicable laws, and the Company’s Certificate of Incorporation and bylaws.

EXECUTIVE OFFICERS
The following are biographical summaries of our executive officers and their ages, except for Brian Carrico, whose biography is set forth above:

Name	Age	Position
Brian Carrico	44	President, Chief Executive Officer, and Director
Timothy Henrichs(1)	53	Chief Financial Officer
Dr. Adrian Miranda	57	Chief Medical Officer, Senior Vice President of Science and Technology
Dr. Thomas Carrico	69	Chief Regulatory Officer, Compliance Officer and Privacy Officer

(1)
On January 30, 2024, our former Chief Financial Officer John Seale resigned from his position, effective as of the close of business on January 30th. On the same day, Timothy R. Henrichs resigned as a member of the board of directors, effective February 2, 2024. On January 26, 2024, the board of directors appointed Mr. Henrichs to serve as the CFO, effective on February 5, 2024.

Timothy Henrichs, Chief Financial Officer
Timothy Henrichs currently serves as the Company’s Chief Financial Officer since February 5, 2024 and was a director of the Company from August 9, 2023 to February 2, 2024. Mr. Henrichs’ global leadership experience spans over 20 years and across several industries, including healthcare, home improvement, retail, software and education. Previously Mr. Henrichs served as the Chief Financial Officer of Renovo Home Partners since 2022. He also served as the Executive Vice President and Chief Financial Officer of Follett Corporation from 2008 to 2022 and Global Controller of General Electric Company’s Healthcare Clinical Systems division responsible for the manufacture and distribution of medical devices to the ultrasound, patient monitoring and anesthesiology markets form 2005 to 2008 in addition to leadership positions at Federal Signal Corporation and Ernst & Young LLP. Mr. Henrichs earned his bachelor’s degree in accounting from the University of Notre Dame and is a Certified Public Accountant with an inactive license in the State of Illinois.
Dr. Adrian Miranda, Chief Medical Officer, Senior Vice President of Science and Technology
Dr. Adrian Miranda has served as our Chief Medical Officer since 2018 and brings a unique background of research and clinical expertise to his role. Prior to joining Neuraxis, Dr. Miranda was an Assistant professor at the Medical College of Wisconsin. He is a board-certified pediatric gastroenterologist. He obtained his undergraduate degree in Biology from San Diego State University and obtained his medical degree from the Medical College of Wisconsin. He completed his residency and subspecialty training in pediatric gastroenterology at Children’s Hospital of Wisconsin.
As a physician scientist, he has spent the past 20 years of his career investigating the pathophysiology of visceral and somatic pain, as well as exploring new therapeutic options. His focus has been on studying the effects of adverse early life events, neuroplasticity and the development of chronic pain. He has an extensive publication record and has lectured nationally and internationally.
Dr. Thomas Carrico, Chief Regulatory Officer, Compliance Officer and Privacy Officer
Dr. Thomas Carrico has served as our Chief Regulatory Officer since November 2017. He joined the Company in February 2012 as Director of Regulatory Affairs. Prior to and during his early years with Neuraxis, he was President & Clinic Director at Spine and Neuromuscular Associates in Lawrenceburg, Indiana from January 2002 to December 2018. He has over 40 years of experience in the healthcare field and has been involved in the study and application of techniques and treatments that directly affect the autonomic nervous system, especially regarding homeostasis and balance of the parasympathetic and the sympathetic nervous system. Dr. Carrico has a history of working with attorneys while serving on state and national boards, which has positioned him to integrate into regulatory responsibilities at the Company. Dr. Carrico received his undergraduate education from Indiana University and his Doctorate from Palmer College of Chiropractic.

EXECUTIVE COMPENSATION
Named Executive Officers
The following table sets forth information concerning all compensation earned by our Chief Executive Officer and two other persons who served as executive officers as, at, or during the year ended December 31, 2025, and who earned compensation exceeding $100,000 during 2025 (the “Named Executive Officers”), for services as executive officers for the last two years.
Summary Compensation Table

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Benefits ($)(4)	Total ($)
Brian Carrico Chief Executive Officer	2025	345,102	180,960	388,841	21,536	936,439
	2024	352,973	206,730	—	18,673	578,376

Timothy Henrichs Chief Financial Officer	2025	327,336	140,551	327,922	21,536	817,345
	2024	274,077	112,239	227,000	15,561	628,877

Dr. Thomas Carrico Chief Regulatory Officer	2025	300,000	77,533	166,308	23,042	566,883
	2024	288,307	63,772	—	16,835	368,914

Dr. Adrian Miranda Chief Medical Officer	2025	300,000	77,533	171,900	21,536	570,969
	2024	300,000	63,772	—	18,673	382,445

(1)	Represents W-2 Box 1 bi-weekly payments to our executive officers pursuant to their respective employment agreements. Mr. Henrichs began employment on February 5, 2024.
(2)
Represents bonus earned by our executive officers from the annual incentive plan upon achievement of certain targets. Mr. Carrico’s 2024 bonus includes $62,222 related to the successful issuance of the 2024 Convertible Notes. Bonuses are paid in the following fiscal year.

(3)
Represents grant date fair value of restricted stock awards. Mr. Henrichs was granted 100,000 common stock awards in 2024 as a hiring grant. All restricted stock awards in 2025 and 2024 are subject to a three-year cliff vesting schedule.

(4)	Represents medical, dental, vision and supplemental insurance benefits.
Outstanding Equity Awards at Fiscal Year-End

	Option Awards				Restricted Stock Units
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Units of Stock That Have Not Vested (#)(2)	Market Value of Units of Stock That Have Not Vested ($)	Vesting Date
Brian Carrico	320,000	—	$6.94	9/13/2029
					100,640	$456,906	9/30/2027
					70,019	$317,886	1/3/2028
Timothy Henrichs	—	—	na	na
					174,037	$790,128	9/30/2027
					67,980	$308,629	1/3/2028
Dr. Thomas Carrico	306,236	—	$6.94	9/13/2029
					37,435	$169,955	9/30/2027
					35,000	$158,900	1/3/2028
Dr. Adrian Miranda	337,204	—	$6.94	9/13/2029
					40,000	$181,600	9/30/2027
					35,000	$158,900	1/3/2028

(1)	All option awards were granted under the Innovative Health Solutions, Inc. 2017 Stock Compensation Plan, as Amended, and vested fully upon grant.
(2)	All restricted stock awards were granted under the Neuraxis, Inc. 2022 Omnibus Securities and Incentive Plan, as Amended, and are subject to a three-year cliff vest.

Innovative Health Solutions, Inc. 2017 Stock Compensation Plan, As Amended
On October 12, 2017, the Company adopted the Innovative Health Solutions, Inc. 2017 Stock Compensation Plan, as amended on September 13, 2019, September 9, 2021, and November 1, 2022 (collectively, the “2017 Plan”). The purpose of the 2017 Plan is to grant incentive stock options, nonqualified stock options, or restricted stock awards to our officers, employees, directors, advisors, and consultants. The maximum numbers of shares of common stock that may be issued pursuant to awards granted were 1,319,394. Cancelled and forfeited stock options and stock awards may again become available for grant under the 2017 Plan. As of December 31, 2025 and 2024, options to purchase all 1,319,394 shares of common stock have been granted under the 2017 Plan and remain outstanding, and no shares remain available for issuance under the 2017 Plan. The following summary briefly describes the principal features of the 2017 Plan and is qualified in its entirety by reference to the full text of the 2017 Plan, which is filed as an exhibit to the registration statement of which this prospectus forms a part.
Purpose of the 2017 Plan: The purposes of the 2017 Plan are to encourage ownership of shares by eligible employees and key non-employees in order to attract and retain such eligible employees in the employ of the Company or an affiliated entity, or to attract such key non-employees to provide services to the Company or an affiliated entity, and to provide additional incentive for such persons to promote the long-term success of the Company or an affiliated entity.
Administration of the Plan: The 2017 Plan is administered by the board of directors, or the committee to which the board of directors delegates the power to act. Among other things, the administrator has the authority to select persons who will receive awards, determine the types of awards and the number of shares to be covered by awards, and to establish the terms, conditions, restrictions and other provisions of awards. The administrator has authority to establish, amend and rescind rules and regulations relating to the 2017 Plan.
Eligible Recipients: Persons eligible to receive awards under the 2017 Plan are those officers, employees, directors, advisors, and consultants of the Company or an affiliated entity who are selected by the administrator.
Shares Available under the 2017 Plan: The maximum number of shares of our common stock that may be delivered to participants under the 2017 Plan is 1,319,394 shares, subject to adjustment for certain corporate changes affecting the shares, such as stock splits. No new grants will be made under the 2017 Plan, and shares subject to an award under the 2017 Plan for which the award is canceled, forfeited or expires will become available for grants under the 2022 Plan described below. Shares subject to an award that is settled in cash will not again be made available for grants under the 2017 Plan.
Stock Options
General. Subject to the provisions of the 2017 Plan, the administrator has the authority to determine all grants of stock options, although there are currently no shares of common stock remaining reserved for grants under the 2017 Plan.
Option Price. The exercise price for stock options is determined at the time of grant. The exercise price may not be less than the fair market value on the date of grant. Additionally, incentive stock option grants to any person owning more than 10% of our voting stock must have an exercise price of not less than 110% of the fair market value on the grant date.
Exercise of Options. An option may be exercised only in accordance with the terms and conditions for the option agreement as established by the administrator at the time of the grant. The option must be exercised by notice to us, accompanied by payment of the exercise price. Payments may be made in cash or, at the option of the administrator, by actual or constructive delivery of shares of common stock to the holder of the option based upon the fair market value of the shares on the date of exercise.
Expiration or Termination. Options, if not previously exercised, will expire on the expiration date established by the administrator at the time of grant. In the case of incentive stock options, such term cannot exceed ten years provided that in the case of holders of more than 10% of our voting stock, such term cannot exceed five years. Options will terminate before their expiration date only if the holder’s service with our Company or an affiliate terminates before the expiration date and the holder is terminated for cause. The option may remain exercisable until the expiration date of the option after terminations of employment for any reason other than for cause, including terminations as a result of death, disability or retirement.

Incentive and Non-Qualified Options. An incentive stock option is an option that is intended to qualify under certain provisions of the Internal Revenue Code, for more favorable tax treatment than applies to non-qualified stock options. Any option that does not qualify as an incentive stock option will be a non-qualified stock option. Under the Code, certain restrictions apply to incentive stock options. For example, the exercise price for incentive stock options may not be less than the fair market value of the shares on the grant date and the term of the option may not exceed ten years. In addition, an incentive stock option may not be transferred, other than by will or the laws of descent and distribution and is exercisable during the holder’s lifetime only by the holder. In addition, no incentive stock options may be granted to a holder that is first exercisable in a single year if that option, together with all incentive stock options previously granted to the holder that also first become exercisable in that year, relate to shares having an aggregate market value in excess of $100,000, measured at the grant date.
Restricted Stock Awards: Restricted stock awards could have also been granted under the 2017 Plan, although there are currently no shares of common stock remaining reserved for grants under the 2017 Plan. A restricted stock award is a grant of shares of common stock or of a right to receive shares in the future.
Other Material Provisions: Awards are evidenced by a written agreement, in such form as may be approved by the administrator. In the event of various changes to the capitalization of our Company, such as stock splits, stock dividends and similar re-capitalizations, an appropriate adjustment will be made by the administrator to the number of shares covered by outstanding awards or to the exercise price of such awards. The administrator is also permitted to include in the written agreement provisions that provide for certain changes in the award in the event of a change of control of our Company, including acceleration of vesting. Except as otherwise determined by the administrator at the date of grant, awards will not be transferable, other than by will or the laws of descent and distribution. Prior to any award distribution, we are permitted to deduct or withhold amounts sufficient to satisfy any employee withholding tax requirements. Our board of directors also has the authority, at any time, to discontinue the granting of awards. The Plan may be amended by the board of directors and such amendment shall become effective upon adoption by the board of directors; provided, however, that any amendment shall be subject to the approval of the stockholders of the Company at or before the next annual meeting of the stockholders of the Company if such stockholder approval is required by applicable laws. No amendment that would adversely affect any outstanding award made under the Plan can be made without the consent of the holder of such award.
No new grants can be made under the 2017 Plan. The terms and conditions of awards granted under the 2017 Plan prior to the effective date of the 2022 Plan will not be affected by the adoption or approval of the 2022 Plan, and the 2017 Plan will remain effective with respect to such awards.
Neuraxis, Inc. 2022 Omnibus Securities and Incentive Plan, As Amended
On November 1, 2022, the Company adopted the Neuraxis, Inc. 2022 Omnibus Securities and Incentive Plan (as amended January 18, 2023, the “2022 Plan”). The purpose of the 2022 Plan is to attract, retain and provide incentives to key management employees and non-employee directors of, and non-employee consultants to, the Company and its affiliates, and to align the interests of such employees, non-employee directors and non-employee consultants with those of the Company’s stockholders. The maximum number of shares of common stock that may be issued pursuant to awards granted are 300,000. Cancelled and forfeited stock options and stock awards may again become available for grant under the 2022 Plan. On August 15, 2024, the Company held an annual meeting of stockholders whereby an amendment was approved such that the maximum number of shares of common stock (including shares of common stock underlying options designated as incentive stock options) that may be issued under the Plan shall not exceed six hundred thousand (600,000) shares of Common Stock, plus an annual increase on the first day of each calendar year beginning January 1, 2025 and ending on and including January 1, 2031 equal to the lesser of (i) five percent (5%) of the shares of common stock outstanding on the final day of the immediately preceding calendar year, and (ii) such smaller number of shares of common stock as determined by the Board or the Compensation Committee.
As of the date of this proxy statement, 1,409,851 awards have been granted under the 2022 Plan, and 72,300 shares of common stock remain available for issuance under the 2022 Plan. The following summary briefly describes the principal features of the 2022 Plan and is qualified in its entirety by reference to the full text of the 2022 Plan.
Purpose of the 2022 Plan: The purposes of the 2022 Plan is to benefit the stockholders of the Company, by assisting the Company to attract, retain and provide incentives to key management employees and non-employee directors of, and non-employee consultants to, the Company and its affiliates, and to align the interests of such employees, non-employee directors and non-employee consultants with those of the Company’s stockholders.

Administration of the 2022 Plan: The 2022 Plan shall be administered by the board of directors or the committee designated by the board of directors. Among other things, the administrator has the authority to select persons who will receive awards, determine the time or times when an award shall be made, what type of award shall be granted, the term of an award, the date or dates on which an award vests (including acceleration of vesting), the form of any payment to be made pursuant to an award, the terms and conditions of an award (including the forfeiture of the award (and/or any financial gain) if the holder of the award violates any applicable restrictive covenant thereof), the restrictions under a restricted stock award and the number of common stock which may be issued under an award, all as applicable. In addition, subject to the express provisions of the 2022 Plan, the administrator is authorized to construe the 2022 Plan and the respective award agreements executed thereunder, to prescribe such rules and regulations relating to the 2022 Plan as it may deem advisable to carry out the intent of the 2022 Plan, to determine the terms, restrictions and provisions of each award, and to make all other determinations necessary or advisable for administering the 2022 Plan.
Eligible Recipients: Persons eligible to receive awards under the 2022 Plan will be those officers, employees, directors, advisors, and consultants of the Company or an affiliated entity who are selected by the administrator.
Shares Available under the Plan: The maximum number of shares of our common stock that may be delivered to participants under the 2022 Plan is 958,820 shares, subject to adjustment for certain corporate changes affecting the shares, such as stock splits. Shares subject to an award under the 2022 Plan for which the award lapses, expires, is canceled, terminated, unexercised or ceases to be exercisable again become available for grants under the 2022 Plan.
Stock Options
General. Subject to the provisions of the 2022 Plan, the administrator has the authority to determine all grants of stock options.
Option Price. The exercise price for stock options is determined at the time of grant. The exercise price may not be less than the fair market value on the date of grant. Additionally, incentive stock option grants to any person owning more than 10% of our voting stock must have an exercise price of not less than 110% of the fair market value on the grant date.
Exercise of Options. An option may be exercised only in accordance with the terms and conditions for the option agreement as established by the administrator at the time of the grant. The option must be exercised by notice to us, accompanied by payment of the exercise price. Payments may be made in cash or, at the option of the administrator, by actual or constructive delivery of shares of common stock to the holder of the option based upon the fair market value of the shares on the date of exercise.
Expiration or Termination. Options, if not previously exercised, will expire on the expiration date established by the administrator at the time of grant. In the case of incentive stock options, such term cannot exceed ten years provided that in the case of holders of more than 10% of our voting stock, such term cannot exceed five years. Options will terminate before their expiration date if the holder’s service with our Company or a subsidiary terminates before the expiration date. The option may remain exercisable for specified periods after certain terminations of employment, including terminations as a result of death, disability or retirement, with the precise period during which the option may be exercised to be established by the administrator and reflected in the grant evidencing the award.
Incentive and Non-Qualified Options. As described elsewhere in this summary, an incentive stock option is an option that is intended to qualify under certain provisions of the Code, for more favorable tax treatment than applies to non-qualified stock options. Any option that does not qualify as an incentive stock option will be a non-qualified stock option. Under the Code, certain restrictions apply to incentive stock options. For example, generally, the exercise price for incentive stock options may not be less than the fair market value of the shares on the grant date and the term of the option may not exceed ten years. In addition, an incentive stock option may not be transferred, other than by will or the laws of descent and distribution, and is exercisable during the holder’s lifetime only by the holder. In addition, to the extent that the aggregate fair market value of common stock with respect to which incentive stock options are exercisable for the first time by an individual during any calendar year under all plans of the Company and any parent corporation or subsidiary corporation thereof which provide for the grant of incentive stock options exceeds $100,000, the portion of such incentive stock options that exceeds such threshold shall be treated as non-qualified stock options. Incentive stock options shall be granted to employees only.

Restricted Stock Awards: Restricted stock awards can be granted under the 2022 Plan. A restricted stock award is a grant of shares of common stock or of a right to receive shares in the future. These awards will be subject to such conditions, restrictions and contingencies as the administrator shall determine at the date of grant. Those may include requirements for continuous service and/or the achievement of specified performance goals.
Unrestricted Stock Awards: Unrestricted stock awards can also be granted under the 2022 Plan. An unrestricted stock award is a grant of shares of common stock which is not subject to restrictions, in consideration for past services rendered thereby to the Company or an affiliate or for other valid consideration.
Restricted Stock Unit Awards: Restricted stock unit awards (“RSUs”) can be granted under the 2022 Plan upon the satisfaction of predetermined individual service related vesting requirements. The holder of a restricted stock unit shall be entitled to receive a cash payment equal to the fair market value of shares of common stock, for each unit awarded to the holder.
Performance Stock Unit Awards: Performance stock unit awards can be granted under the 2022 Plan. A holder of performance stock units shall be entitled to receive a cash payment equal to the dollar value or number of shares of common stock assigned to such units if the holder and/or the Company satisfy the predetermined performance goals and objectives.
Distribution Equivalent Rights: Distribution equivalent right awards can be granted under the 2022 Plan. A distribution equivalent right award entitles the holder to receive bookkeeping credits, cash payments and/or common stock distributions equal in amount to the distributions that would have been made to the holder had the holder held a specified number of common stock during the period the holder held the distribution equivalent right.
Stock Appreciation Rights: Stock appreciation rights can also be granted under the 2022 Plan, which is a right, granted alone or in connection with a related Option, to receive a payment on the date of exercise. The base value of the stock appreciation right shall be set forth by the administrator and shall not be less than the fair market value of the common stock at the date of grant for the stock appreciation right which is not a tandem stock appreciation right. No stock appreciation right shall be exercisable after the expiration of ten (10) years from the date of its grant. Upon the exercise of some or all of the portion of a stock appreciation right, the holder shall receive a payment from the Company, in cash or in the form of common stock having an equivalent fair market value or in a combination of both. If the administrator grants a stock appreciation right which is intended to be a tandem stock appreciation right, the tandem stock appreciation right shall be granted at the same time as the related option.
Other Material Provisions: Awards are evidenced by a written agreement, in such form as may be approved by the administrator. In the event of various changes to the capitalization of our Company, such as stock splits, stock dividends and similar re-capitalizations, an appropriate adjustment will be made by the administrator to the number of shares covered by outstanding awards or to the exercise price of such awards. The administrator is also permitted to include in the written agreement provisions that provide for certain changes in the award in the event of a change of control of our Company, including acceleration of vesting. Except as otherwise determined by the administrator at the date of grant, awards will not be transferable, other than by will or the laws of descent and distribution. Prior to any award distribution, we are permitted to deduct or withhold amounts sufficient to satisfy any employee withholding tax requirements. Our board of directors also has the authority, at any time, to discontinue the granting of awards. The 2022 Plan may be amended by the board of directors and such amendment shall become effective upon adoption by the board of directors; provided, however, that any amendment shall be subject to the approval of the stockholders of the Company at or before the next annual meeting of the stockholders of the Company if such stockholder approval is required by applicable laws. No amendment that would adversely affect any outstanding award made under the 2022 Plan can be made without the consent of the holder of such award. The 2022 Plan shall continue in effect, unless sooner terminated, until the tenth (10th) anniversary of the date on which it is adopted by the board of directors.
Employment Agreements
Brian Carrico, our Chief Executive Officer, entered into an employment agreement with the Company, dated August 9, 2022 and amended on May 4, 2023, which has a five-year initial term and provides for a base salary of $330,000, which shall be increased each year by not less than 3% per annum. Mr. Carrico also will receive a one-time incentive payment in the amount of $435,577, which amount consists of accrued and unpaid salary and a bonus to incentivize Mr. Carrico to remain with the Company for future service. Neither the accrued and unpaid salary nor bonus was the subject of any contract or agreement between Mr. Carrico and the Company prior to the execution of the employment agreement. The agreement contemplated that the incentive payment would be paid by December 15, 2022, but due to administrative impracticability, payment was made with a portion of the proceeds from the IPO in August 2023. In addition, Mr. Carrico is entitled to payment of a deferred bonus in an amount equal to (i) the aggregate of the strike price or exercise price of all 320,000 unexercised options to purchase stock or shares of the Company held by Mr. Carrico (the “Aggregate Strike Price”) plus (ii) a tax gross-up payment on the Aggregate Strike Price reasonably calculated by the Company at the highest marginal rates so that after payment of all ordinary income taxes on such Aggregate Strike Price, there remains an amount sufficient to pay such ordinary income taxes. The special deferred bonus will be paid in substantially equal 20% installments (the “Annual Deferred Bonus Payment”) on January 2 on each of 2024, 2025, 2026, 2027, and 2028 (the “Scheduled Payment Dates”), with a condition that on or before each Scheduled Payment Date, Mr. Carrico shall exercise at least 64,000 of the stock option. None of stock options has been exercised, therefore, no special deferred bonus has been paid as of the date of this proxy statement. Mr. Carrico may exercise any portion of the stock options after a Scheduled Payment Date; provided, however, an exercise after the applicable Scheduled Payment Date shall result in forfeiture of the related Annual Deferred Bonus Payment.
If the employment agreement is terminated by the Company without cause (as defined in the employment agreement), Mr. Carrico will receive any accrued compensation (as defined in the employment agreement) and is entitled to severance payments as follows:
•
If termination occurs during the initial term, the severance payment shall be the amount equal to the greater of (a) three times Mr. Carrico’s base salary as of the termination date; and (b) three times the total amount of Mr. Carrico’s bonus payments the Company paid Mr. Carrico over the one year prior to the termination date, to be paid in substantially equal monthly installments over the course of the three years.

•
If termination occurs after the initial term, the severance payment shall be the amount equal to the greater of (a) one and one half (1.5) times Mr. Carrico’s base salary as of the termination date; and (b) one and one half (1.5) times the total amount of Mr. Carrico’s bonus payments the Company paid Mr. Carrico over the one (1) year prior to the termination date, to be paid in substantially equal monthly installments over the course of 18 months following the termination date.

•	In addition, as part of the severance payment, we agreed to pay Mr. Carrico monthly COBRA premiums for continuation of health coverage for 18 months post termination.
If the employment agreement is terminated by the Company for cause, Mr. Carrico will forfeit any unpaid Annual Deferred Bonus Payment, but will receive any unpaid base salary that has been earned at the time of such termination, reimbursement of any expenses properly incurred prior to the Mr. Carrico’s termination date; and accrued and unused paid time off (“PTO”), if any, in accordance with the Company’s PTO policy in effect on Mr. Carrico’s termination date.
Mr. Carrico may terminate the employment agreement without good reason upon more than thirty (30) days’ prior written notice or for good reason without prior written consent, and will receive accrued compensation (as defined in the employment agreement) and the unpaid balance of the deferred bonus.
In the event that Mr. Carrico is terminated without cause, non-forfeited portions of the deferred bonus will be paid in equal installments over the remaining scheduled payment dates, if vested options as scheduled are exercised before the scheduled payment dates. A deferred bonus tranche will be forfeited if its corresponding options have expired.
On a change in control (as defined in the employment agreement), full vesting of the Annual Deferred Bonus Payment will occur and be paid in a single lump sum within 30 days after the change in control. The offering shall not be considered a change in control.
Pursuant to the employment agreement, Mr. Carrico also agreed to (i) not disclose to any unauthorized person or use for his own account any confidential information without the prior written consent of the Company or the board of directors, (ii) will not, directly or indirectly encourage, solicit, induce (or attempt to encourage, solicit or induce) any employee or agent of the Company that was employed (or otherwise engaged) at the time of his separation during his employment and for 24 months after his separation from that employment for any reason; (iii) will not, directly or indirectly, have any ownership interest in, work for, advise, manage, act as an agent or consultant for, or have any business connection or business or employment relationship with any entity or person which competes with Company; (iv) will not, directly or indirectly, have any ownership interest in, work for, advise, manage, act as an agent or consultant for, or have any business connection or business or employment relationship with any entity or person which competes with the Company during his employment and, (v) will not, directly or indirectly and in a competitive capacity own, manage, finance, operate, control or participate in ownership, management, or operation of, act as an agent, consultant, or be employed with, any business engaged in the design, manufacture, marketing, sale or servicing of any service or product with which Mr. Carrico was involved during his last year of employment with the Company; or which the Company is developing, producing, marketing, selling or servicing (or plans to develop, produce, market, sale or service) and about which Mr. Carrico gained any confidential information in the course of his employment with the Company for a period of 24 months after his separation from the Company.
Timothy Henrichs, our Chief Financial Officer entered into an employment agreement with the Company, dated January 1, 2025 which has a five-year initial term and provides for a base salary of $330,000, which shall be increased each year by not less than 3% per annum. Mr. Henrichs also will receive a one-time hiring grant of 100,000 shares of common stock.
If the employment agreement is terminated by the Company without cause (as defined in the employment agreement), Mr. Henrichs will receive any accrued compensation (as defined in the employment agreement) and is entitled to severance payments as follows:
•
If termination occurs during the initial term, the severance payment shall be the amount equal to the greater of (a) one times Mr. Henrichs’ base salary as of the termination date; and (b) one times the total amount of Mr. Henrichs’ bonus payments the Company paid Mr. Henrichs over the one year prior to the termination date, to be paid in substantially equal monthly installments over the course of one year.

•
If termination occurs after the initial term, the severance payment shall be the amount equal to the greater of (a) one and times Mr. Henrichs’ base salary as of the termination date; and (b) one times the total amount of Mr. Henrichs’ bonus payments the Company paid Mr. Henrichs over the one (1) year prior to the termination date, to be paid in substantially equal monthly installments over the course of 12 months following the termination date.

•	In addition, as part of the severance payment, we agreed to pay Mr. Henrichs monthly COBRA premiums for continuation of health coverage for 18 months post termination.
If the employment agreement is terminated by the Company for cause, Mr. Henrichs will forfeit any unpaid Annual Deferred Bonus Payment, but will receive any unpaid base salary that has been earned at the time of such termination, reimbursement of any expenses properly incurred prior to the Mr. Henrichs’ termination date; and accrued and unused paid time off (“PTO”), if any, in accordance with the Company’s PTO policy in effect on Mr. Henrichs’ termination date.
Mr. Henrichs may terminate the employment agreement without good reason upon more than thirty (30) days’ prior written notice or for good reason without prior written consent, and will receive accrued compensation (as defined in the employment agreement) and the unpaid balance of the deferred bonus.
Pursuant to the employment agreement, Mr. Henrichs also agreed to (i) not disclose to any unauthorized person or use for his own account any confidential information without the prior written consent of the Company or the board of directors, (ii) will not, directly or indirectly encourage, solicit, induce (or attempt to encourage, solicit or induce) any employee or agent of the Company that was employed (or otherwise engaged) at the time of his separation during his employment and for 24 months after his separation from that employment for any reason; (iii) will not, directly or indirectly, have any ownership interest in, work for, advise, manage, act as an agent or consultant for, or have any business connection or business or employment relationship with any entity or person which competes with Company; (iv) will not, directly or indirectly, have any ownership interest in, work for, advise, manage, act as an agent or consultant for, or have any business connection or business or employment relationship with any entity or person which competes with the Company during his employment and, (v) will not, directly or indirectly and in a competitive capacity own, manage, finance, operate, control or participate in ownership, management, or operation of, act as an agent, consultant, or be employed with, any business engaged in the design, manufacture, marketing, sale or servicing of any service or product with which Mr. Henrichs was involved during his last year of employment with the Company; or which the Company is developing, producing, marketing, selling or servicing (or plans to develop, produce, market, sale or service) and about which Mr. Henrichs gained any confidential information in the course of his employment with the Company for a period of 24 months after his separation from the Company.
Dr. Adrian Miranda, our Chief Medical Officer and Senior Vice President of Science and Technology, entered into an employment agreement with the Company, dated August 17, 2022, which has a two-year initial term and provides for a base salary of $300,000 with annual compensation increase. In addition, Dr. Miranda shall be entitled to payment of a special deferred bonus in an amount equal to (i) the aggregate of the strike price or exercise price of all

337,204 unexercised options to purchase stock or shares of the Company held by Dr. Miranda (the “Aggregate Strike Price”) plus (ii) a tax gross-up payment on the Aggregate Strike Price reasonably calculated by the Company at the highest marginal rates so that after payment of all ordinary income taxes on such Aggregate Strike Price, there remains an amount sufficient to pay such ordinary income taxes. The deferred bonus will be paid in substantially equal 20% installments (the “Annual Deferred Bonus Payment”) on January 2 on each of 2024, 2025, 2026, 2027, and 2028, with a condition that on or before each scheduled payment date, Dr. Miranda shall exercise at least 67,441 of the stock options.
If the employment agreement is terminated by the Company without cause (as defined in the employment agreement) occurs during the term of the agreement, Dr. Miranda will receive any accrued compensation (as defined in the employment agreement) and is entitled to certain amount of severance payments as follows:
•
If termination occurs during the initial term, the Company shall provide Dr. Miranda with severance compensation in the form of salary continuation at his Base Salary as of the termination date and ending the later of (i) 6 months or (ii) on the expiration date of the initial term.

•	If termination occurs after the initial term, the severance payment shall be the amount equal to one half (1/2) of Dr. Miranda’s Base Salary as of the termination date.
•
In addition, if termination occurs during the initial term, as part of the severance payment, we agreed to pay Dr. Miranda reimbursement of his monthly COBRA premiums for continuation of health coverage for 18 months post termination.

If the employment agreement is terminated by the Company for cause, Dr. Miranda will forfeit any unpaid Annual Deferred Bonus Payment, but will receive any unpaid base salary that has been earned at the time of such termination, reimbursement of any expenses properly incurred prior to the Dr. Miranda’s termination date; and (iii) accrued and unused PTO, if any, in accordance with the Company’s PTO policy in effect on Dr. Miranda’s termination date.
Dr. Miranda may terminate the employment agreement without good reason upon more than thirty (30) days’ prior written notice or for good reason without prior written consent, and will receive accrued compensation (as defined in the employment agreement) and the unpaid balance of the special deferred bonus.
In the event that Dr. Miranda is terminated without cause, non-forfeited portions of the deferred bonus will be paid in equal installments over the remaining scheduled payment dates, if vested options as scheduled are exercised before the scheduled payment dates. A deferred bonus tranche will be forfeited if its corresponding options have expired.
On a change in control (as defined in the employment agreement), full vesting of the Annual Deferred Bonus Payment will occur and be paid in a single lump sum within 30 days after the change in control. The offering shall not be considered a change in control.
Pursuant to the employment agreement, Dr. Miranda also agreed to (i) not disclose to any unauthorized person or use for his own account any confidential information without the prior written consent of the Company or the board of directors, (ii) will not, directly or indirectly encourage, solicit, induce (or attempt to encourage, solicit or induce) any employee or agent of the Company that was employed (or otherwise engaged) at the time of his separation during his employment and for 24 months after his separation from that employment for any reason; (iii) will not, directly or indirectly, have any ownership interest in, work for, advise, manage, act as an agent or consultant for, or have any business connection or business or employment relationship with any entity or person which competes with Company; (iv) not, directly or indirectly, have any ownership interest in, work for, advise, manage, act as an agent or consultant for, or have any business connection or business or employment relationship with any entity or person which competes with the Company during his employment and (v) will not, directly or indirectly and in a competitive capacity own, manage, finance, operate, control or participate in ownership, management, or operation of, act as an agent, consultant, or be employed with, any business engaged in the design, manufacture, marketing, sale or servicing of any service or product with which Dr. Miranda was involved during his last year of employment with the Company; or which the Company is developing, producing, marketing, selling or servicing (or plans to develop, produce, market, sale or service) and about which Dr. Miranda gained any confidential information in the course of his employment with the Company for a period of 24 months after his separation from the Company.
Dr. Thomas Carrico, Chief Regulatory Officer, entered into an employment agreement with the Company, dated August 9, 2022 and amended on May 4, 2023, which has a two-year initial term and provides for a base salary of $275,000 with annual compensation increase. Dr. Carrico will also receive a one-time incentive payment in the amount of $135,655, which amount includes accrued and unpaid salary and a bonus to incentivize Dr. Carrico to remain with the Company for future service. Neither the accrued and unpaid salary nor bonus was the subject of any contract or agreement between Dr. Carrico and the Company prior to the execution of the employment agreement. The agreement contemplated that the incentive payment would be paid by December 15, 2022, but due to administrative impracticability, payment was made with a portion of the proceeds from the IPO in August 2023. In addition, Dr. Carrico shall be entitled to payment of a deferred bonus in an amount equal to (i) the aggregate of the strike price or exercise price of all 306,236 unexercised options to purchase stock or shares of the Company held by Dr. Carrico (the “Aggregate Strike Price”) plus (ii) a tax gross-up payment on the Aggregate Strike Price reasonably calculated by the Company at the highest marginal rates so that after payment of all ordinary income taxes on such Aggregate Strike Price, there remains an amount sufficient to pay such ordinary income taxes. The special deferred bonus will be paid in substantially equal 20% installments (the “Annual Deferred Bonus Payment”) on January 2 on each of 2024, 2025, 2026, 2027, and 2028 (the “Scheduled Payment Dates”), with a condition that on or before each Scheduled Payment Date, Dr. Carrico shall exercise at least 61,274 of the stock option. None of stock options has been exercised, therefore, no special deferred bonus has been paid as of the date of this proxy statement. Dr. Carrico may exercise any portion of the stock options after a Scheduled Payment Date; provided, however, an exercise after the applicable Scheduled Payment Date shall result in forfeiture of the related Annual Deferred Bonus Payment.
If the employment agreement is terminated by the Company without cause (as defined in the employment agreement), Dr. Carrico will receive any accrued compensation (as defined in the employment agreement) and is entitled to certain amount of severance payments as follows:
•
If termination occurs during the initial term, the Company shall provide Dr. Carrico with severance compensation in the form of salary continuation at his Base Salary as of the termination date and ending the later of (i) 6 months or (ii) on the expiration date of the initial term.

•	If termination occurs after the initial term, the severance payment shall be the amount equal to one half (1/2) of Dr. Carrico’s Base Salary as of the termination date.
•
In addition, if termination occurs during the initial term, as part of the severance payment, we agreed to pay Dr. Carrico reimbursement of his Medicare, Medicare Supplement and prescription drug coverage insurance premiums for continuation of health coverage for 18 months post termination.

If the employment agreement is terminated by the Company for cause, Dr. Carrico will forfeit any unpaid Annual Deferred Bonus Payment, but will receive any unpaid base salary that has been earned at the time of such termination, reimbursement of any expenses properly incurred prior to the Dr. Carrico’s termination date; and (iii) accrued and unused PTO, if any, in accordance with the Company’s PTO policy in effect on Dr. Carrico’s termination date.
Dr. Carrico may terminate the employment agreement without good reason upon more than thirty (30) days’ prior written notice or for good reason without prior written consent, and will receive accrued compensation (as defined in the employment agreement) and the unpaid balance of the special deferred bonus.
In the event that Dr. Carrico is terminated without cause after this offering, non-forfeited portions of the deferred bonus will be paid in equal installments over the remaining scheduled payment dates, if vested options as scheduled are exercised before the scheduled payment dates. A deferred bonus tranche will be forfeited if its corresponding options have expired.
On a change in control (as defined in the employment agreement), full vesting of the Annual Deferred Bonus Payment will occur and be paid in a single lump sum within 30 days after the change in control. The offering shall not be considered a change in control.
Pursuant to the employment agreement, Dr. Carrico also agreed to (i) not disclose to any unauthorized person or use for his own account any confidential information without the prior written consent of the Company or the board of directors, (ii) will not, directly or indirectly encourage, solicit, induce (or attempt to encourage, solicit or induce) any employee or agent of the Company that was employed (or otherwise engaged) at the time of his separation during his employment and for 24 months after his separation from that employment for any reason; (iii) will not, directly or indirectly, have any ownership interest in, work for, advise, manage, act as an agent or consultant for, or have any business connection or business or employment relationship with any entity or person which competes with Company; (iv) not, directly or indirectly, have any ownership interest in, work for, advise, manage, act as an agent or consultant for, or have any business connection or business or employment relationship with any entity or person which competes with the Company during his employment and (v) will not, directly or indirectly and in a competitive capacity own, manage, finance, operate, control or participate in ownership, management, or operation of, act as an agent, consultant, or be employed with, any business engaged in the design, manufacture, marketing, sale or servicing of any service or product with which Dr. Carrico was involved during his last year of employment with the Company; or which the Company is developing, producing, marketing, selling or servicing (or plans to develop, produce, market, sale or service) and about which Dr. Carrico gained any confidential information in the course of his employment with the Company for a period of 24 months after his separation from the Company.

PAY VERSUS PERFORMANCE
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, and Item 402(v) of Regulation S-K, which was adopted by the SEC in 2022, we are providing the following information regarding the relationship between “compensation actually paid” (“CAP”) to our principal executive officer (“PEO”) and non-PEO Named Executive Officers (“NEOs”) and certain financial performance of the Company for the fiscal years listed below.

Fiscal Year	Summary Compensation Table Total for PEO(1)	CompensationActually Paid to PEO(1)	Average Summary Compensation Table Total for Non-PEO NEOs(2)	Average Compensation Actually Paid to Non-PEO NEOs(2)	Value of Initial Fixed $100 Investment Based On Total Stockholder Return(3)	Net Loss(4)
2025	$936,439	$1,322,390	$651,732	$943,393	$72	$(7,800,555)
2024	$578,376	$578,376	$460,079	$462,745	$37	$(8,241,501)
2023	$839,398	$839,398	$367,075	$367,075	$42	$(14,626,683)

(1)	Amounts reported for our Chief Executive Officer, Brian Carrico.
(2)
Amounts represent (i) the average of our Chief Financial Officer, Tim Henrichs, Chief Regulatory Officer, Dr. Thomas Carrico, and Chief Medical Officer, Dr. Adrian Miranda, for fiscal years 2025 and 2024 and (ii) the average of our Chief Regulatory Officer, Dr. Thomas Carrico and Chief Medical Officer, Dr. Adrian Miranda, for fiscal year 2023. Mr. Henrichs’ employment began on February 5, 2024.

(3)	The amount in fiscal year 2023 represents the total stockholder return from August 9, 2023, our first day of trading as a public company, through the last day of trading in the fiscal year.
(4)	Amount represents our net loss as reported in our Annual Report on Form 10-K.

	2025		2024		2023
	PEO	Other Non-PEO NEOs (Average)	PEO	Other Non-PEO NEOs (Average)	PEO	Other Non-PEO NEOs (Average)
Summary Compensation Table Total	$936,439	$651,732	$578,376	$460,079	$839,398	$367,075
Less: Grant Date Fair Value of Equity Awards Granted in Fiscal Year	(388,841)	(222,043)	-—	(75,667)	—	—
Plus: Fair Value at Fiscal Year End of Outstanding and Unvested Equity Awards Granted in the Fiscal Year	774,792	438,037	—	78,333	—	—
Plus: Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Years	—	75,667	—	—	—	—
Plus: Fair Value as of the Vesting Date of Equity Awards Granted and Vested in the Fiscal Year	—	—	—	—	—	—
Plus: Change in Fair Value of Equity Awards Granted in Prior Fiscal Years that Vested in the Fiscal Year	—	—	—	—	—	—
Less: Fair Value as of Prior Fiscal Year End of Equity Awards Granted in Prior Fiscal Years that Failed to Meet Vesting Conditions in the Fiscal Year	—	—	—	—	—	—

	2025		2024		2023
	PEO	Other Non-PEO NEOs (Average)	PEO	Other Non-PEO NEOs (Average)	PEO	Other Non-PEO NEOs (Average)
Plus: Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Reflected in Total Compensation	—	—	—	—	—	—
Compensation Actually Paid	$1,322,390	$943,393	$578,376	$462,745	$839,398	$367,075

The illustrations below provide an additional graphical description of CAP compared to both our cumulative TSR and our net loss. As the illustrations show, the compensation actually paid to our PEO and the average amount of compensation actually paid to our non-PEO NEOs during the periods presented are not directly correlated with TSR. We do utilize several performance measures to align executive compensation with our performance, but those tend not to be financial performance measures, such as TSR. Compensation actually paid is influenced by numerous factors including, but not limited to, the timing of new grant issuances and award vesting, NEO mix, share-price volatility during the fiscal year, our mix of performance metrics and other factors.

Compensation Actually Paid vs. Total Shareholder Return
$1,500,000
$1,300,000
$1,100,000
$900,000
$700,000
$500,000
$300,000
$100,000
$(100,000)
Compensation Actually Paid ($)
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$-
Cumulative TSR ($ Value of Initial $100 investment)
2023
2024
2025
PEO
Average for Non-PEO NEOs
TSR

Compensation Actually Paid vs. Net Loss
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
Compensation Actually Paid
$-
$(2.0)
$(4.0)
$(6.0)
$(8.0)
$(10.0)
$(12.0)
$(14.0)
$(16.0)
$(18.0)
$(20.0)
Net Loss (in millions)
2023
2024
2025
PEO
Average for Non-PEO NEOs
Net Loss

The illustration below compares our cumulative TSR over the period from our initial public offering date to December 31, 2025.

Company TSR
Cumulative TSR
($ Value of Initial $100 Investment)
$120
$100
$80
$60
$40
$20
$0
$100
$42
$37
$72
IPO
2023
2024
2025

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
The following includes a summary of transactions since January 1, 2024, to which we have been a party in which the amount involved exceeded or will exceed the lesser of (i) $120,000 and (ii) one percent (1%) of the average of our total assets at year-end for the prior two fiscal years, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive Compensation.” We also describe below certain other transactions with our directors, executive officers and stockholders.
The Company has two demand notes receivable from its two founding shareholders related to the sale of common stock on January 1, 2016. The initial balances of both notes were $506,400, with interest calculated monthly based on applicable federal rates. No payments have been received on the notes. As of December 31, 2025, the balances of both notes were $506,400. The entire $1,012,800 balance has been fully reserved as of December 31, 2025.
The Company was granted an exclusive, worldwide non-transferable, royalty-free license for the auricular portion of certain patents owned by a limited liability company in which the Company’s President and Chief Executive Officer and Chief Regulatory, Compliance and Privacy Officer both maintain an ownership interest. The license allows for the development, marketing and sales of electro-therapy treatments by stimulation of cranial nerves, cranial nerve branches, auricular nerves, auricular nerve branches, auricular nerve bundles and auricular anatomical structures in human patients. The exclusive license agreement expires on October 18, 2037, may be terminated by either party upon 60 days prior written notice and requires the Company to pay costs associated with the maintenance, prosecution and continuation of patent filings. The Company’s Board of Directors pre-approved the reimbursement of up to $10,000 for the year ended December 31, 2025. License costs incurred were $4,412 and $4,973 for the years ended December 31, 2025 and 2024, respectively. No amounts were owed to the limited liability company as of December 31, 2025 and 2024, respectively.
From time to time, a member of the Company’s Board of Directors purchases NeuroStim devices at cost to conduct research and development activities. The Company’s Board of Directors pre-approved the sale of these NeuroStim devices up to $16,000 for the year ended December 31, 2025. The Company sold NeuroStim devices totaling $9,380 and $3,522 for the years ended December 31, 2025 and 2024, respectively, under this program.
The Company’s former Chief Financial Officer was contracted for certain accounting and tax services on a continuous basis through a through a third-party public accounting firm. He was the firm’s managing partner and majority shareholder. The services totaled $44,365 and $207,103 for the years ended December 31, 2025 and 2024, respectively. The Company owed the third-party accounting firm for open invoices of $2,578 and $4,173 that are included in accounts payable in the Balance Sheets as of December 31, 2025 and 2024, respectively. On June 28, 2024, the Company also issued 20,000 common shares with a fair value $55,600 to the former Chief Financial Officer for services rendered during the IPO process.
We have adopted a formal policy that our executive officers, directors, holders of more than 5% of any class of our voting securities, and any member of the immediate family of and any entity affiliated with any of the foregoing persons, are not permitted to enter into a related party transaction with us without the prior consent of our Audit Committee, or other independent members of our Board of Directors if it is inappropriate for our audit committee to review such transaction due to a conflict of interest. Any request for us to enter into a transaction with an executive officer, director, principal shareholder, or any of their immediate family members or affiliates, in which the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years must first be presented to our audit committee for review, consideration and approval. In approving or rejecting any such proposal, our Audit Committee is to consider the relevant facts and circumstances available and deemed relevant to the audit committee, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction.

PROPOSAL TWO:

RATIFICATION OF THE APPOINTMENT OF ROSENBERG RICH BAKER BERMAN, P.A.
AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026
The Board has appointed Rosenberg Rich Baker Berman, P.A. (“RRBB”) as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2026. The Board proposes that our Stockholders ratify this appointment. RRBB has served as our independent registered public accounting firm since June 2022.
We expect that representatives of RRBB will be available via phone at the Annual Meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.
Stockholder ratification of the selection of RRBB as our independent registered public accounting firm is not required by our Bylaws or the Delaware General Corporation Law. The Board seeks such ratification as a matter of good corporate practice. Should the Stockholders fail to ratify the selection of RRBB as our independent registered public accounting firm, the Board will reconsider whether to retain that firm for fiscal year 2026. In deciding to appoint RRBB, the Audit Committee has reviewed auditor independence issues and existing commercial relationships with RRBB and concluded that RRBB has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2026. Set forth below are approximate fees for services rendered by RRBB, our independent registered public accounting firm, for the fiscal years ended December 31, 2025 and December 31, 2024.

	2025	2024
Audit Fees(1)	$176,700	$181,195

(1)
Audit Fees. These are fees for professional services for the audit of our annual financial statements, and for the review of the financial statements included in our filings on Form 10-K and Form 10-Q, and for services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit Fees
These are fees for professional services for the audit of our annual financial statements, and for the review of the financial statements included in our filings on Form 10-K and Form 10-Q, and for services that are normally provided in connection with statutory and regulatory filings or engagements.
The Audit Committee pre-approves all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act and Rule 2-01(c)(7)(i)(C) of Regulation S-X, provided that all such excepted services are subsequently approved prior to the completion of the audit. We have complied with the procedures set forth above, and the Audit Committee has otherwise complied with the provisions of its charter.
Vote Required
The affirmative vote of a majority of the Shares present or represented by proxy and entitled to vote on the subject matter at the Annual Meeting is required to ratify the appointment of RRBB as our independent registered public accounting firm for the fiscal year ending December 31, 2026. We are not required to obtain the approval of our Stockholders to appoint the Company’s independent registered public accounting firm. However, if our Stockholders do not ratify the appointment of RRBB as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, the Board may reconsider its appointment.
THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF RRBB AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

REPORT OF THE AUDIT COMMITTEE
The Audit Committee has:
•	reviewed and discussed the Company’s audited consolidated financial statements for the year ended December 31, 2025 with management;
•	discussed with the Company’s independent auditors the matters required to be discussed under Public Company Accounting Oversight Board Auditing Standard No. 1301; and
•
received the written disclosures and letter from the independent auditors required by the applicable requirements of the Public Accounting Oversight Board regarding the independent auditors communications with the Board concerning independence, and has discussed with RRBB matters relating to its independence.

In reliance on the review and discussions referred to above, the Audit Committee recommended that the consolidated financial statements audited by RRBB for the fiscal year ended December 31, 2025 be included in its Annual Report on Form 10-K for such fiscal year.

PROPOSAL THREE:

APPROVAL OF THE AMENDMENT TO THE 2022 PLAN
The discussion of the 2022 Plan, as set forth in this proxy statement is qualified in its entirety by reference to the 2022 Plan, which sets forth the terms of the 2022 Plan. A copy of the 2022 Plan is filed as exhibits to the Company’s Annual Report on Form 10-K filed with the SEC on April 16, 2024 and is hereby incorporated by reference into this proxy statement.
General
Our stockholders are asked to approve an amendment to the Company’s 2022 Plan (the “2022 Plan Amendment”) to increase the aggregate number of shares of Common Stock authorized for issuance under the 2022 Plan from 1,482,152 shares to 3,400,000 shares and to amend the 2022 Plan’s annual evergreen increase provision to provide for annual increases beginning January 1, 2027 and ending on and including January 1, 2033, in lieu of the prior annual increase period ending on January 1, 2031. The 2022 Plan was originally adopted on November 1, 2022.
As of the record date, there were 896,028 awards have been granted under the 2022 Plan, and 62,791 shares of common stock remain available for issuance under the 2022 Plan.
The Compensation Committee recommended that the Board, because the 2017 Plan does not permit the issuance of RSUs, cancel 1,319,394 outstanding stock options previously granted under the 2017 Plan, and issue an equivalent amount of RSUs under the 2022 Plan to each affected option holder on a one-for-one basis in exchange for the cancellation of such options. In order to accommodate the issuance of RSUs in connection with this exchange and to ensure that the Corporation maintains a sufficient reserve of shares available for future equity incentive awards to attract, retain, and motivate key employees, consultants, and directors, on April 9, 2026, the Board approved the 2022 Plan Amendment, subject to stockholder approval, to increase the number of shares of Common Stock reserved for issuance from 1,482,152 shares to 3,400,000 shares and to amend the 2022 Plan’s annual evergreen increase provision to provide for annual increases beginning January 1, 2027 and ending on and including January 1, 2033, in lieu of the prior annual increase period ending on January 1, 2031. A copy of 2022 Plan Amendment is attached to this proxy statement as Annex A. If the stockholders approve the 2022 Plan Amendment, it will become effective on the day of the Annual Meeting.
The following summary briefly describes the principal features of the 2022 Plan and is qualified in its entirety by reference to the full text of the 2022 Plan.
Purpose of the 2022 Plan: The purposes of the 2022 Plan is to benefit the stockholders of the Company, by assisting the Company to attract, retain and provide incentives to key management employees and non-employee directors of, and non-employee consultants to, the Company and its affiliates, and to align the interests of such employees, non-employee directors and non-employee consultants with those of the Company’s stockholders.
Administration of the 2022 Plan: The 2022 Plan shall be administered by the board of directors or the committee designated by the board of directors. Among other things, the administrator has the authority to select persons who will receive awards, determine the time or times when an award shall be made, what type of award shall be granted, the term of an award, the date or dates on which an award vests (including acceleration of vesting), the form of any payment to be made pursuant to an award, the terms and conditions of an award (including the forfeiture of the award (and/or any financial gain) if the holder of the award violates any applicable restrictive covenant thereof), the restrictions under a restricted stock award and the number of common stock which may be issued under an award, all as applicable. In addition, subject to the express provisions of the 2022 Plan, the administrator is authorized to construe the 2022 Plan and the respective award agreements executed thereunder, to prescribe such rules and regulations relating to the 2022 Plan as it may deem advisable to carry out the intent of the 2022 Plan, to determine the terms, restrictions and provisions of each award, and to make all other determinations necessary or advisable for administering the 2022 Plan.
Eligible Recipients: Persons eligible to receive awards under the 2022 Plan will be those officers, employees, directors, advisors, and consultants of the Company or an affiliated entity who are selected by the administrator.
Shares Available under the Plan: The maximum number of shares of our common stock that may be delivered to participants under the 2022 Plan is 1,482,152 shares, subject to adjustment for certain corporate changes affecting the shares, such as stock splits. Shares subject to an award under the 2022 Plan for which the award lapses, expires, is canceled, terminated, unexercised or ceases to be exercisable again become available for grants under the 2022 Plan.

Stock Options
General. Subject to the provisions of the 2022 Plan, the administrator has the authority to determine all grants of stock options.
Option Price. The exercise price for stock options is determined at the time of grant. The exercise price may not be less than the fair market value on the date of grant. Additionally, incentive stock option grants to any person owning more than 10% of our voting stock must have an exercise price of not less than 110% of the fair market value on the grant date.
Exercise of Options. An option may be exercised only in accordance with the terms and conditions for the option agreement as established by the administrator at the time of the grant. The option must be exercised by notice to us, accompanied by payment of the exercise price. Payments may be made in cash or, at the option of the administrator, by actual or constructive delivery of shares of common stock to the holder of the option based upon the fair market value of the shares on the date of exercise.
Expiration or Termination. Options, if not previously exercised, will expire on the expiration date established by the administrator at the time of grant. In the case of incentive stock options, such term cannot exceed ten years provided that in the case of holders of more than 10% of our voting stock, such term cannot exceed five years. Options will terminate before their expiration date if the holder’s service with our Company or a subsidiary terminates before the expiration date. The option may remain exercisable for specified periods after certain terminations of employment, including terminations as a result of death, disability or retirement, with the precise period during which the option may be exercised to be established by the administrator and reflected in the grant evidencing the award.
Incentive and Non-Qualified Options. As described elsewhere in this summary, an incentive stock option is an option that is intended to qualify under certain provisions of the Code, for more favorable tax treatment than applies to non-qualified stock options. Any option that does not qualify as an incentive stock option will be a non-qualified stock option. Under the Code, certain restrictions apply to incentive stock options. For example, generally, the exercise price for incentive stock options may not be less than the fair market value of the shares on the grant date and the term of the option may not exceed ten years. In addition, an incentive stock option may not be transferred, other than by will or the laws of descent and distribution, and is exercisable during the holder’s lifetime only by the holder. In addition, to the extent that the aggregate fair market value of common stock with respect to which incentive stock options are exercisable for the first time by an individual during any calendar year under all plans of the Company and any parent corporation or subsidiary corporation thereof which provide for the grant of incentive stock options exceeds $100,000, the portion of such incentive stock options that exceeds such threshold shall be treated as non-qualified stock options. Incentive stock options shall be granted to employees only.
Restricted Stock Awards: Restricted stock awards can be granted under the 2022 Plan. A restricted stock award is a grant of shares of common stock or of a right to receive shares in the future. These awards will be subject to such conditions, restrictions and contingencies as the administrator shall determine at the date of grant. Those may include requirements for continuous service and/or the achievement of specified performance goals.
Unrestricted Stock Awards: Unrestricted stock awards can also be granted under the 2022 Plan. An unrestricted stock award is a grant of shares of common stock which is not subject to restrictions, in consideration for past services rendered thereby to the Company or an affiliate or for other valid consideration.
Restricted Stock Unit Awards: Restricted stock unit awards (“RSUs”) can be granted under the 2022 Plan upon the satisfaction of predetermined individual service related vesting requirements. The holder of a restricted stock unit shall be entitled to receive a cash payment equal to the fair market value of shares of common stock, for each unit awarded to the holder.
Performance Stock Unit Awards: Performance stock unit awards can be granted under the 2022 Plan. A holder of performance stock units shall be entitled to receive a cash payment equal to the dollar value or number of shares of common stock assigned to such units if the holder and/or the Company satisfy the predetermined performance goals and objectives.
Distribution Equivalent Rights: Distribution equivalent right awards can be granted under the 2022 Plan. A distribution equivalent right award entitles the holder to receive bookkeeping credits, cash payments and/or common stock distributions equal in amount to the distributions that would have been made to the holder had the holder held a specified number of common stock during the period the holder held the distribution equivalent right.

Stock Appreciation Rights: Stock appreciation rights can also be granted under the 2022 Plan, which is a right, granted alone or in connection with a related Option, to receive a payment on the date of exercise. The base value of the stock appreciation right shall be set forth by the administrator and shall not be less than the fair market value of the common stock at the date of grant for the stock appreciation right which is not a tandem stock appreciation right. No stock appreciation right shall be exercisable after the expiration of ten (10) years from the date of its grant. Upon the exercise of some or all of the portion of a stock appreciation right, the holder shall receive a payment from the Company, in cash or in the form of common stock having an equivalent fair market value or in a combination of both. If the administrator grants a stock appreciation right which is intended to be a tandem stock appreciation right, the tandem stock appreciation right shall be granted at the same time as the related option.
Other Material Provisions: Awards are evidenced by a written agreement, in such form as may be approved by the administrator. In the event of various changes to the capitalization of our Company, such as stock splits, stock dividends and similar re-capitalizations, an appropriate adjustment will be made by the administrator to the number of shares covered by outstanding awards or to the exercise price of such awards. The administrator is also permitted to include in the written agreement provisions that provide for certain changes in the award in the event of a change of control of our Company, including acceleration of vesting. Except as otherwise determined by the administrator at the date of grant, awards will not be transferable, other than by will or the laws of descent and distribution. Prior to any award distribution, we are permitted to deduct or withhold amounts sufficient to satisfy any employee withholding tax requirements. Our board of directors also has the authority, at any time, to discontinue the granting of awards. The 2022 Plan may be amended by the board of directors and such amendment shall become effective upon adoption by the board of directors; provided, however, that any amendment shall be subject to the approval of the stockholders of the Company at or before the next annual meeting of the stockholders of the Company if such stockholder approval is required by applicable laws. No amendment that would adversely affect any outstanding award made under the 2022 Plan can be made without the consent of the holder of such award. The 2022 Plan shall continue in effect, unless sooner terminated, until the tenth (10th) anniversary of the date on which it is adopted by the board of directors.
Vote Required
The affirmative vote of a majority of the Shares present or represented by proxy and entitled to vote on the subject matter at the Annual Meeting is required to approve this proposal.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE AMENDMENT TO THE 2022 PLAN.

PROPOSAL FOUR:

APPROVAL OF THE NEURAXIS, INC. 2025 EMPLOYEE STOCK PURCHASE PLAN
General
The Neuraxis, Inc. 2025 Employee Stock Purchase Plan, as amended, was effective July 1, 2025 (the “ESPP”). The purpose of the Employee Stock Purchase Plan is to give eligible employees of the Company an opportunity to acquire an ownership interest in the Company by providing eligible employees the opportunity to purchase shares of the Company’s common stock at a 15% discount using payroll deductions.
Because the ESPP is intended to qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code, stockholder approval must be obtained within 12 months of July 1, 2025 (i.e., by July 1, 2026). If the ESPP is not approved, the ongoing offering period will be terminated and accumulated contributions will be returned to participants.
The following summary briefly describes the principal features of the ESPP and is qualified in its entirety by reference to the full text of the ESPP filed as Exhibit 10.2 in the Form 8-K dated July 3, 2025.
Summary of the ESPP
Administration. The ESPP is administered by the Compensation Committee or another committee designated by the Board of Directors to administer, which is referred to herein as the “Administrator.” All questions of interpretation or application of the ESPP are determined by the Administrator, whose decisions are final and binding upon all participants. The ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code. The Administrator will establish the terms of each offering, including the length of offering periods, which may be up to 27 months, and will determine the terms of any offering periods.
Stock Subject to ESPP. The maximum number of shares of the Company’s common stock that may be issued under the ESPP is 100,000 shares, subject to an automatic annual increase on January 1 of each year from 2026 through 2035 equal to the lesser of (i) 1% of the Company’s outstanding capital stock as of the prior December 31 or (ii) 100,000 shares. The Board may reduce or eliminate any annual increase before February 1 of the applicable year.
Eligibility. Participation in the ESPP is limited to the Company’s “eligible employees.” Purchase rights may be granted only to Company employees who satisfy any eligibility criteria established by the Board for a given offering. The Board may also allow employees who first become eligible during an offering to enter that offering on or after the date they become eligible, with the grant date treated as their “offering date” for pricing and their participation running through the end of the offering, and may exclude employees who become eligible shortly before an offering ends. No employee may receive purchase rights if, immediately after grant (applying Code Section 424(d) attribution rules and treating shares subject to outstanding purchase rights and options as owned), the employee would own 10% or more of the Company’s voting power or value, and purchase rights are also subject to the Code Section 423(b)(8) $25,000 annual limitation (measured by fair market value at grant/offer date and aggregated with other Company ESPPs). Officers who otherwise qualify may participate, although the Board may exclude highly compensated employees in a particular offering.
Offering Periods. The ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code, and the Administrator will determine the terms of offerings under the ESPP. The length of offering periods will be determined by the Administrator and may be up to 27 months.
Payroll Deductions. Eligible employees who participate in the ESPP will purchase shares through payroll deductions, as described by the Company.
Purchase Price. The ESPP provides participating eligible employees the opportunity to purchase shares of the Company’s common stock at a 15% discount, using payroll deductions.
Plan Benefits
Participation in the ESPP is discretionary. The benefits received by any individual under the plan are dependent upon the individual’s decision to participate in the ESPP, the amount that the individual decides to contribute to the ESPP and the fair market value of the Company’s common stock on the exercise date. As a result, it is not possible to determine the benefits that will be received under the ESPP by the Company’s NEOs, other executive officers and other employees. Non-employee directors, consultants and advisors are not eligible to participate in the ESPP.

The table below sets forth, for each of the individuals and groups indicated, the number of shares of our common stock purchased under the ESPP since inception through the Record Date.
Name and Position	Dollar Value $(1)	Number of Shares Purchased
All current executive officers as a group	$31,991	16,320
All employees, including all current officers who are not executive officers, as a group	$86,032	43,885
(1)	Based on number of shares purchased multiplied by a 15% discount to the lowest closing price during the offering period from November 1, 2025 through March 31, 2026.
Federal Income Tax Consequences
The following generally summarizes the United States federal income tax consequences that will arise with respect to participation in the ESPP and with respect to the sale of common stock acquired under the plan. This summary is based on the tax laws in effect as of the date of this proxy statement. The ESPP is intended to qualify as an “employee stock purchase plan” as defined in Section 423 of the Code. This summary assumes that the ESPP complies with Section 423 of the Code. Further, this summary assumes that the purchase price for shares is 85% of the closing price of a share of our common stock on the first day of the offering period or the last day of the offering period, whichever is lower. Changes to these laws could alter the tax consequences described below.
Tax Consequences to Participants
A participant will not have income upon enrolling in the ESPP or upon purchasing stock at the end of a purchase period. A participant may have both compensation income and a capital gain or loss upon the sale of stock that was acquired under the ESPP. The amount of each type of income and loss will depend on whether the participant disposes of the stock in a qualifying or disqualifying disposition. A qualifying disposition is when the participant sells the stock more than two years after the commencement of the offering during which the stock was purchased and more than one year after the date on which the participant purchased the stock at a profit (i.e., the sales proceeds exceed the purchase price). In a qualifying disposition, the participant will have compensation income equal to the lesser of:
•	15% of the value of the stock on the day the offering commenced; and
•	the difference between the fair market value of the stock on the date of disposition and the purchase price.
Any profit in excess of compensation income will be long-term capital gain. If the participant sells the stock at a loss (i.e., if sales proceeds are less than the purchase price) after satisfying these waiting periods, then the loss will be a long-term capital loss.
If the participant sells the stock prior to satisfying these waiting periods, then he or she will have engaged in a disqualifying disposition. Upon a disqualifying disposition, the participant will have compensation income equal to the value of the stock on the day he or she purchased the stock less the purchase price. The participant also will have a capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day he or she purchased the stock. This capital gain or loss will be long-term if the participant has held the stock for more than one year and short-term if held one year or less.
Tax Consequences to Us
There will be no tax consequences to us except that we will be entitled to a deduction when a participant recognizes compensation income upon a disqualifying disposition. Any such deduction will be subject to the limitations of Section 162(m) of the Code.
Vote Required
The affirmative vote of a majority of the Shares present or represented by proxy and entitled to vote on the subject matter at the Annual Meeting is required to approve this proposal.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE AMENDMENT TO THE NEURAXIS, INC. 2025 EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL FIVE:
AUTHORIZATION TO ADJOURN THE ANNUAL MEETING
If the Annual Meeting is convened and a quorum is present, but there are not sufficient votes to approve the forgoing proposals described in this Proxy Statement, the Company may move to adjourn the Annual Meeting at that time in order to enable our Board to solicit additional proxies.
In this Proposal Five, we are asking our Stockholders to authorize the Company to adjourn the Annual Meeting to another time and place, if necessary or advisable, to solicit additional proxies in the event that there are not sufficient votes to approve the forgoing proposals, each as described in this Proxy Statement. If our Stockholders approve this Proposal Four, we could adjourn the Annual Meeting and any adjourned session of the Annual Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from our Stockholders that have previously voted. Among other things, approval of this proposal could mean that, even if we had received proxies representing a sufficient number of votes to defeat the forgoing proposals, we could adjourn the Annual Meeting without a vote on such proposals and seek to convince our Stockholders to change their votes in favor of such proposals.
If it is necessary or advisable to adjourn the Annual Meeting, no notice of the adjourned meeting is required to be given to our Stockholders, other than an announcement at the Annual Meeting of the time and place to which the Annual Meeting is adjourned, so long as the meeting is adjourned for 30 days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting. If, however, after the adjournment the Board fixes a new record date for the adjourned meeting, a notice of adjourned meeting, shall be provided to each Stockholder of record on the new record date entitled to vote at such meeting.
Vote Required
The affirmative vote of a majority of the Shares present or represented by proxy and entitled to vote on the subject matter at the Annual Meeting is required to approve this proposal.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO AUTHORIZE THE ADJOURNMENT OF THE ANNUAL MEETING.

OTHER MATTERS
As of the date of this Proxy Statement, the Board knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the best judgment and in the discretion of the persons voting the proxies.

By order of the Board of Directors,

/s/ Brian Carrico
Brian Carrico
Chief Executive Officer

April 28, 2026
Carmel, IN

Annex A
Third Amendment to
Neuraxis, Inc.
2022 Omnibus Securities and Incentive Plan
This Third Amendment to Neuraxis, Inc. 2022 Omnibus Securities and Incentive Plan (this “Amendment”) is executed effective the ___ day of _____, 2026 (the “Effective Date”) by Neuraxis, Inc., a Delaware corporation (the “Company”).
BACKGROUND
A. The Neuraxis, Inc. 2022 Omnibus Securities and Incentive Plan was adopted on November 1, 2022, and was amended on January 18, 2023 and August 15, 2024 (the “Plan”) (capitalized terms not otherwise defined in this Amendment shall have the meanings ascribed to such terms in the Plan).
B. The Company now desires to amend the Plan to (i) increase the aggregate number of shares of common stock that may be issued under the Plan from one million four hundred eighty-two thousand one hundred fifty-two (1,482,152) shares of Common Stock to three million four hundred thousand (3,400,000) shares of Common Stock and (ii) to amend the 2022 Plan’s annual evergreen increase provision to provide for annual increases beginning January 1, 2027 and ending on and including January 1, 2033, in lieu of the prior annual increase period ending on January 1, 2031.
AMENDMENT
Now, Therefore, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Plan is amended as follows:
1.	Section 5.1 of the Plan is hereby amended and restated in its entirety to read as follows:
Section 5.1. Stock Grant and Award Limits. The Committee may from time to time grant Awards to one or more Employees, Directors and/or Consultants determined by it to be eligible for participation in the Plan in accordance with the provisions of ARTICLE VI. Subject to ARTICLE XIV, the aggregate number of shares of Common Stock (including shares of Common Stock underlying Options designated as Incentive Stock Options) that may be issued under the Plan shall not exceed three million four hundred thousand (3,400,000) shares of Common Stock, plus an annual increase on the first day of each calendar year beginning January 1, 2027 and ending on and including January 1, 2033 equal to the lesser of (A) five percent (5%) of the Common Shares outstanding on the final day of the immediately preceding calendar year, and (B) such smaller number of Common Shares as determined by the Board or the Compensation Committee. The Common Stock shall be deemed to have been issued under the Plan solely to the extent actually issued and delivered pursuant to an Award. To the extent that an Award lapses, expires, is canceled, is terminated unexercised or ceases to be exercisable for any reason, or the rights of its Holder terminate, any Common Stock subject to such Award shall again be available for the grant of a new Award.
2.	In all other respects, the Plan shall remain unchanged.
[Remainder of Page Left Blank Intentionally.]

Third Amendment	Page 1

In Witness Whereof, the Company's undersigned duly authorized officer has signed this Third Amendment to Neuraxis, Inc. 2022 Omnibus Securities and Incentive Plan.

NeurAxis, Inc.
By:

Name: Brian Carrico Title: Chief Executive Officer Date:

Signature Page to Third Amendment

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NEURAXIS, INC.
11611 N. MERIDIAN STREET
SUITE 330
CARMEL, IN 46032

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Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 9, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V92911-P49451

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NEURAXIS, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. To elect six directors to serve until our next annual meeting of Stockholders or until their successor is duly elected and qualified.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Beth Keyser
02) Bradley Mitch Watkins
03) Kristin Ferge
04) Gilad Aharon
05) Brian Carrico
06) Christopher Robin Brown

The Board of Directors recommends you vote FOR the following proposals:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V92912-P49451

NEURAXIS, INC.
Annual Meeting of Shareholders
June 10, 2026 9:00 a.m. EDT
This proxy is solicited on behalf of the Board of Directors

The shareholder(s) hereby appoint(s) Brian Carrico, as proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock and / or shares of Series B Preferred Stock of NEURAXIS, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 9:00 a.m. EDT, on June 10, 2026 at 11611 N. Meridian Street, Suite 330, Carmel, IN 46032, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side